UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-23036

BNY Mellon Absolute Insight Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2017

FORM N-CSR

Item 1.                         Reports to Stockholders.

BNY Mellon Absolute Insight Multi-Strategy Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

BNY Mellon Absolute Insight Multi-Strategy Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for BNY Mellon Absolute Insight Multi-Strategy Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by portfolio manager Sonja Lami of Pareto Investment Management Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, BNY Mellon Absolute Insight Multi-Strategy Fund’s Class A shares produced a total return of 1.54%, Class C shares returned 0.81%, Class I shares returned 1.94%, and Class Y shares returned 1.94%.1 In comparison, the fund’s benchmarks, the USD 1-Month LIBOR and the Citi One-Month U.S. Treasury Bill Index, produced a total return of 0.98% and 0.67%, respectively, for the same period.2,3

Global financial markets generally produced solidly positive total returns over the reporting period amid expectations of greater economic growth. The fund’s Class A, Class I and Class Y shares outperformed both benchmarks, primarily due to the success of its Absolute Return Equity and Absolute Return Credit Strategies.

The Fund’s Investment Approach

The fund seeks total return (consisting of capital appreciation and income). To pursue its goal, the fund normally allocates its assets across multiple “absolute return” investment strategies. Through exposure to these investment strategies, the fund seeks to generate positive returns on a rolling 12-month basis with less volatility than major equity markets. The fund is designed to complement traditional equity and fixed-income portfolios.

The investment strategies employed by the fund include: the Absolute Return Equity Strategy, the Absolute Return Emerging Market Debt Strategy, the Absolute Return Credit Strategy, the Absolute Return Dynamic Opportunities Strategy, and the Absolute Return Currency Strategy. The fund’s sub-investment adviser has considerable latitude in allocating the fund’s investments to any of the strategies and may vary the amount of the fund’s assets allocated to a strategy depending on market conditions.

Economic and Political Developments Drove Markets Higher

Most global equity markets were reenergized after the U.S. presidential election in November 2016, when investors began to anticipate lower corporate taxes, reduced regulatory constraints on business, and increased infrastructure spending from a new presidential administration. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove several broad measures of global stock market performance to new highs. Investors also responded positively to encouraging economic data in Europe and Japan, while election wins by mainstream candidates over nationalist challengers in some European nations further bolstered investor sentiment.

Against a backdrop of moderating long-term interest rates and muted inflation, developed markets bonds generally produced modestly positive returns over the reporting period. Improving business fundamentals helped high yield corporate-backed bonds perform particularly strongly compared to other bond market sectors. Bonds in the emerging markets generally outpaced their developed-market counterparts as fears of U.S. protectionism waned, commodity prices stabilized, and local economic conditions improved. In this environment, most global currencies with the exception of the Japanese yen strengthened against the U.S. dollar for the reporting period overall.

Four of Five Strategies Produced Positive Results

The fund’s performance compared to the indices benefited over the reporting period from our Absolute Return Credit Strategy, which reflected a bias toward long positions in high yield and investment-grade corporate bonds as yield spreads narrowed along the market’s credit-quality spectrum. To a lesser degree, the fund also benefited from exposure to asset-backed securities.

The Absolute Return Equity Strategy also added value over the reporting period. Results were particularly strong among long positions in the information technology sector, which led the global equity markets’ advance. We maintained tight hedges to insulate the strategy from various forms of market risks, which have the potential to shift rapidly with political or policy developments.

DISCUSSION OF FUND PERFORMANCE (continued)

Returns from the Absolute Return Dynamic Opportunities Strategy contributed positively to relative results. On average, non-linear derivative strategies and positions seeking stable returns proved helpful, while relative value positions fared less well.

The Absolute Return Emerging Market Debt Strategy also generated a mildly positive contribution to performance, led by local rates and external government securities as yield spreads continued to grind tighter.

On a more negative note, the Absolute Return Currency Strategy weighed to a degree on the fund’s performance. A long U.S. dollar position early in the reporting period constrained results when most other currencies strengthened. Later, a short position in the Japanese yen and long exposure to emerging-market currencies proved counterproductive.

Positioned for Continued Economic Growth

As of the reporting period’s end, strong global growth momentum, low inflationary pressures, and high levels of confidence in central banks’ gradual policy tightening have driven equity markets to record highs, held down bond yields, and kept market volatility low. However, we are aware that an unexpected acceleration of inflation could cause these conditions to change. Therefore, the fund’s equity positions remain tightly hedged, we have continued to favor long positions in corporate-backed bonds, our currency positions reflect a mild bias toward the U.S. dollar, and we expect emerging debt markets to be supported by high yields and a solid growth outlook.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through March 1, 2018, at which time it may be extended, modified, or terminated. Past performance is no guarantee of future results.

2 Source: Bloomberg — The London Interbank Offered Rate (LIBOR) is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — The Citi One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The Citi One-Month U.S. Treasury Bill Index measures return equivalents of yield averages. The instruments are not marked to market. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

To the extent the fund invests in foreign securities, its performance will be influenced by political, social, and economic factors affecting investments in foreign companies. These special risks include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability, and differing auditing and legal standards.

Short sales may involve substantial risk and “leverage.” Short sales expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.

A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets. Derivatives can be highly volatile, illiquid, and difficult to value.

The ability of the fund to achieve its investment goal depends, in part, on the ability of the fund’s sub-investment adviser to allocate effectively the fund’s assets among the underlying investment strategies.

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in BNY Mellon Absolute Insight Multi-Strategy Fund Class A shares, Class C shares, Class I shares and Class Y shares and the USD 1-Month LIBOR and Citi One-Month U.S. Treasury Bill Index

† Source: Bloomberg L.P.

†† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of BNY Mellon Absolute Insight Multi-Strategy Fund on 12/4/15 (inception date) to a $10,000 investment made in the USD 1-Month LIBOR and Citi One-Month U.S. Treasury Bill Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The USD 1-Month LIBOR is the average interest rate at which leading banks borrow funds of a sizable amount from other banks in the London market. LIBOR is the most widely used “benchmark” or reference rate for short-term interest rates. The Citi One-Month U.S. Treasury Bill Index consists of the last one-month Treasury bill month-end rates. The Citi U.S. One-Month Treasury Bill Index measures returns equivalent of yield averages. The instruments are not marked to market. Unlike a mutual fund, indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any indices. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (continued)

Actual Aggregate Total Returns as of 10/31/17
	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	12/4/15	-4.27%	-2.80%
without sales charge	12/4/15	1.54%	0.25%
Class C shares
with applicable redemption charge†	12/4/15	-0.19%	-0.50%
without redemption	12/4/15	0.81%	-0.50%
Class I shares	12/4/15	1.94%	0.54%
Class Y shares	12/4/15	1.94%	0.54%
U.S. 1-Month LIBOR	11/30/15	0.98%	0.73%††
Citi One-Month U.S. Treasury Bill Index	11/30/15	0.67%	0.44%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the indices as of 11/30/15 is used as the beginning value on 12/4/15.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Absolute Insight Multi-Strategy Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.26	$12.28	$6.94	$6.89
Ending value (after expenses)	$1,009.70	$1,005.70	$1,011.20	$1,011.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$8.29	$12.33	$6.97	$6.92
Ending value (after expenses)	$1,016.99	$1,012.96	$1,018.30	$1,018.35

† Expenses are equal to the fund’s annualized expense ratio of 1.63% for Class A, 2.43% for Class C, 1.37% for Class I and 1.36% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.6%
Argentina - 1.4%
Argentina POM Politica Monetaria, Sr. Unscd. Notes, Argentine 7-Day Reference Rate	ARS	26.25	6/21/20	26,700,000	[b]	1,627,529
Argentine Government, Sr. Unscd. Notes		7.13	6/28/2117	1,325,000		1,362,762
Argentine Government, Unscd. Bonds	ARS	21.20	9/19/18	10,300,000		573,998
Banco Macro, Sr. Unscd. Notes	ARS	17.50	5/8/22	3,000,000		163,103
Banco Supervielle, Sr. Unscd. Notes, 3 Month BADLAR + 4.50%	ARS	25.04	8/9/20	3,237,000	[b]	187,519
					3,914,911
Australia - .2%
FMG Resources August 2006, Sr. Scd. Notes		9.75	3/1/22	375,000	[c]	420,000
Austria - 1.0%
Raiffeisen Bank International, Sub. Notes, 3 Month EURIBOR + 3.30%	EUR	4.50	2/21/25	600,000	[b]	751,349
Raiffeisenlandesbank Niederoesterreich-Wien, Sub. Notes	EUR	5.88	11/27/23	600,000		792,336
Volksbank Wien, Sub. Bonds, 3 Month EURIBOR + 2.55%	EUR	2.75	10/6/27	1,200,000	[b]	1,403,876
					2,947,561
Bahrain - .3%
Bahrainian Government, Sr. Unscd. Bonds		7.50	9/20/47	850,000		829,959
Bermuda - .7%
Digicel, Gtd. Notes		6.75	3/1/23	700,000	[c]	694,750
Digicel Group, Gtd. Notes		8.25	9/30/20	1,300,000		1,290,250
					1,985,000
Brazil - .9%
Brazil Notas do Tesouro Nacional, Bonds, Ser. F	BRL	10.00	1/1/27	2,000,000		617,617
Brazilian Government, Notes, Ser. F	BRL	10.00	1/1/21	2,000,000		628,057
Brazilian Government, Notes, Ser. F	BRL	10.00	1/1/23	4,000,000		1,245,913
					2,491,587

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.6% (continued)
Canada - .0%
Viterra, Gtd. Notes		5.95	8/1/20	39,000		42,401
Chile - .1%
Nova Austral, Sr. Scd. Bonds		8.25	5/26/21	150,000	[c]	154,468
Colombia - .3%
Colombian Government, Bonds, Ser. B	COP	10.00	7/24/24	800,000,000		315,354
Colombian Government, Sr. Unscd. Bonds		5.00	6/15/45	500,000		515,625
					830,979
Czech Republic - .2%
EP Energy, Sr. Scd. Notes	EUR	4.38	5/1/18	539,000		641,204
Denmark - .3%
ISS Global, Sr. Unscd. Notes	EUR	1.13	1/9/20	800,000		953,525
Ecuador - .2%
Ecuadorian Government, Sr. Unscd. Notes		8.88	10/23/27	600,000		614,250
Egypt - .2%
Egyptian Government, Sr. Unscd. Notes		7.50	1/31/27	523,000		580,815
El Salvador - .2%
El Salvadorian Government, Sr. Scd. Notes		6.38	1/18/27	665,000		664,169
France - .1%
Louvre Bidco SAS, Sr. Scd. Bonds	EUR	4.25	9/30/24	100,000		117,872
Societe Generale, Sub. Notes, 3 Month LIBOR + .75%		1.50	11/29/49	310,000	[b]	271,250
					389,122
Gabon - .7%
Gabonese Government, Sr. Unscd. Notes		6.38	12/12/24	2,000,000		1,967,660
Germany - .1%
Nidda BondCo, Gtd. Notes	EUR	5.00	9/30/25	236,000		282,549
Greece - .1%
Greek Government, Notes	EUR	3.00	2/24/37	460,000		402,720
Iceland - .2%
Arion Banki, Gtd. Notes	EUR	0.75	6/29/20	479,000		564,082

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.6% (continued)
Indonesia - .8%
Indonesian Government, Sr. Unscd. Bonds, Ser. FR59	IDR	7.00	5/15/27	9,300,000,000		698,743
Indonesian Government, Sr. Unscd. Bonds, Ser. FR72	IDR	8.25	5/15/36	15,995,000,000		1,276,652
Indonesian Government, Sr. Unscd. Bonds, Ser. FR73	IDR	8.75	5/15/31	4,580,000,000		379,908
					2,355,303
Iraq - .4%
Iraqi Government, Sr. Unscd. Bonds		6.75	3/9/23	550,000		552,489
Iraqi Government, Unscd. Bonds		5.80	1/15/28	750,000		708,646
					1,261,135
Ireland - .6%
Avoca, Ser. 16X, Cl. D, 3 Month EURIBOR + 4.30%	EUR	4.30	7/15/29	400,000	[b]	477,439
European Residential Loan Securities, Ser. 2016-1, Cl. C, 1 Month EURIBOR + 4.00%	EUR	3.63	1/24/59	500,000	[b]	589,798
Lansdowne Mortgage Securities No 1, Ser. 1, Cl. A2, 3 Month EURIBOR + .30%	EUR	0.00	6/15/45	334,635	[b]	357,750
Taurus, Ser. 2016-DE1, Cl. E, 3 Month EURIBOR + 4.25%	EUR	4.25	11/17/26	273,397	[b]	324,183
					1,749,170
Italy - .3%
DECO, Ser. 2014, Cl. D, 3 Month EURIBOR + 2.40%	EUR	2.40	4/27/27	244,405	[b]	294,240
DECO, Ser. 2014, Cl. D, 3 Month EURIBOR + 2.95%	EUR	2.62	2/22/26	400,000	[b]	469,046
					763,286
Ivory Coast - .3%
Ivory Coast Government, Sr. Unscd. Bonds	EUR	5.13	6/15/25	640,000		789,734
Luxembourg - .7%
Adecoagro, Sr. Unscd. Notes		6.00	9/21/27	384,000		388,032
ArcelorMittal, Sr. Unscd. Notes		6.75	2/25/22	301,000		347,656
SAPPO, Ser. 2016-2, Cl. D, 3 Month EURIBOR + 2.25%	EUR	1.92	6/25/61	100,000	[b]	115,907

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.6% (continued)
Luxembourg - .7% (continued)
Telecom Italia Finance, Gtd. Notes	EUR	7.75	1/24/33	240,000		436,465
Wind Acquisition Finance, Gtd. Notes		4.75	7/15/20	200,000		202,880
Wind Acquisition Finance, Sr. Scd. Notes		4.75	7/15/20	462,000	[c]	468,653
					1,959,593
Malaysia - .1%
Malaysian Government, Sr. Unscd. Notes, Ser. 112	MYR	3.42	8/15/22	930,000		216,495
Mauritius - .1%
HTA Group, Gtd. Bonds		9.13	3/8/22	200,000		214,500
Mexico - .4%
Banco Mercantil del Norte, Jr. Sub. Notes, 5 Year T Note Constant + 5.04%		6.88	10/6/65	540,000	[b]	568,350
BBVA Bancomer, Jr. Sub. Notes		7.25	4/22/20	510,000		556,690
Mexican Bonos, Unscd. Bonds, Ser. M	MXN	8.00	11/7/47	940,000		51,534
					1,176,574
Netherlands - 1.8%
ASR Nederland, Jr. Sub. Bonds, 3 Month EURIBOR + 3.79%	EUR	4.63	4/19/66	204,000	[b]	248,222
Braskem Netherlands Finance, Gtd. Notes		4.50	1/10/28	860,000		856,259
Cooperatieve Rabobank, Jr. Sub. Notes, 3 Month LIBOR + 10.87%		11.00	12/30/65	500,000	[b,c]	569,375
Delta Lloyd, Sub. Notes, 3 Month EURIBOR + 3.90%	EUR	4.38	12/31/49	620,000	[b]	797,781
Delta Lloyd, Sub. Notes, 3 Month EURIBOR + 8.12%	EUR	9.00	8/29/42	700,000	[b]	1,108,007
GTH Finance, Gtd. Notes		6.25	4/26/20	200,000		212,001
Mylan, Sr. Unscd. Notes, 3 Month EURIBOR + .50%	EUR	0.17	5/24/20	167,000	[b]	195,482
Petrobras Global Finance, Gtd. Notes		5.30	1/27/25	265,000		266,193
Petrobras Global Finance, Gtd. Notes		7.38	1/17/27	250,000		278,000
Petrobras Global Finance, Gtd. Notes		6.00	1/27/28	250,000		253,310

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.6% (continued)
Netherlands - 1.8% (continued)
Royal Bank of Scotland, Sub. Notes, Ser. B		7.13	10/15/93	300,000		419,988
					5,204,618
Panama - .5%
Carnival, Gtd. Bonds	EUR	1.13	11/6/19	850,000		1,014,876
McDermott International, Scd. Notes		8.00	5/1/21	300,000	[c]	311,250
					1,326,126
Peru - .4%
Peruvian Government, Bonds	PEN	6.15	8/12/32	600,000	[c]	193,922
Peruvian Government, Notes	PEN	6.85	2/12/42	260,000		85,561
Peruvian Government, Sr. Unscd. Notes	PEN	6.95	8/12/31	950,000		328,597
Peruvian Government, Sr. Unscd. Notes	PEN	6.90	8/12/37	1,600,000		542,458
					1,150,538
Poland - .4%
Polish Government, Unscd. Bonds, Ser. 727	PLN	2.50	7/25/27	4,147,000		1,052,487
Portugal - .1%
Caixa Geral de Depositos, Jr. Sub. Bonds, 3 Month EURIBOR + 10.93%	EUR	10.75	3/30/22	200,000	[b]	268,983
Romania - .1%
Globalworth Real Estate Investments, Sr. Unscd. Notes	EUR	2.88	6/20/22	350,000		418,452
Russia - .8%
Russian Government, Bonds, Ser. 6211	RUB	7.00	1/25/23	96,100,000		1,621,917
Russian Government, Bonds, Ser. 6212	RUB	7.05	1/19/28	42,786,000		710,399
					2,332,316
Spain - .7%
Banco de Sabadell, Bonds	EUR	5.63	5/6/26	900,000		1,225,145
CaixaBank, Sub. Notes, 3 Month EURIBOR + 3.95%	EUR	5.00	11/14/23	700,000	[b]	851,238
					2,076,383
Sweden - .1%
Nordea Bank, Jr. Sub. Notes, 3 Month EURIBOR + .05%	EUR	0.89	3/17/66	382,000	[b]	394,913

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.6% (continued)
Tunisia - .3%
Tunisian Government, Sr. Unscd. Bonds	EUR	5.63	2/17/24	650,000		807,130
Ukraine - .5%
Ukrainian Government, Sr. Unscd. Notes		7.75	9/1/24	700,000		735,244
Ukrainian Government, Sr. Unscd. Notes		7.75	9/1/27	250,000		258,087
Ukrainian Government, Sr. Unscd. Notes		7.38	9/25/32	550,000		543,315
					1,536,646
United Arab Emirates - .2%
Abu Dhabi Crude Oil Pipeline, Sr. Scd. Bonds		4.60	11/2/47	593,000		606,880
United Kingdom - 5.4%
Aviva, Jr. Sub. Notes		8.25	11/3/65	800,000		800,000
Barclays Bank, Bonds, 3 Month LIBOR + .23%	GBP	0.51	5/22/20	1,101,000	[b]	1,466,521
Bracken Midco One, Sr. Unscd. Notes	GBP	10.50	11/15/21	200,000		288,002
CYBG, Bonds, 3 Month LIBOR + 3.52%	GBP	5.00	2/9/26	300,000	[b]	419,304
Friends Life Holdings, Gtd. Notes	GBP	12.00	5/21/21	585,000		1,052,327
Friends Life Holdings, Gtd. Notes	GBP	8.25	4/21/22	996,000		1,682,174
GlaxoSmithKline Capital, Gtd. Bonds	EUR	0.00	9/12/20	518,000		605,202
Hawksmoor Mortgages, Ser. 2016-1, Cl. D, 3 Month LIBOR + 2.50%	GBP	2.80	5/25/53	100,000	[b]	134,486
Kennedy Wilson Europe Real Estate, Sr. Unscd. Notes	EUR	3.25	11/12/25	400,000		494,112
Lanark Master Issuer, Ser. 2016-1, Cl. 1A, 3 Month LIBOR + 1.00%	GBP	1.30	12/22/54	162,000	[b]	216,661
London Wall Mortgage Capital, Ser. 2016-FL1, Cl. C, 3 Month LIBOR + 3.25%	GBP	3.57	8/15/48	100,000	[b]	138,373
MARB BondCo, Gtd. Notes		7.00	3/15/24	300,000		303,000
Mitchells & Butlers, Bonds, Ser. C2, 3 Month LIBOR + 1.88%	GBP	2.20	9/15/34	100,000	[b]	112,570
Nationwide Building Society, Bonds, 3 Month LIBOR + .48%	GBP	0.90	4/25/19	770,000	[b]	1,028,932

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.6% (continued)
United Kingdom - 5.4% (continued)
Natl Westminster Bank, Sr. Unscd. Notes, Ser. B, 6 Month LIMEAN + .25%		1.75	8/29/49	480,000	[b]	417,600
NewDay Funding, Ser. 2015-1, Cl. D, 1 Month LIBOR + 2.50%	GBP	2.80	7/15/23	350,000	[b]	467,243
NewDay Funding, Ser. 2015-2, Cl. E, 1 Month LIBOR + 4.30%	GBP	4.60	11/15/24	500,000	[b]	679,452
Paragon Mortgages, Ser. 13X, Cl. B1B, 3 Month EURIBOR + .38%	EUR	0.05	1/15/39	370,000	[b]	398,243
Residential Mortgage Securities 28, Ser. 28, Cl. C, 3 Month LIBOR + 2.00%	GBP	2.29	6/15/46	100,000	[b]	134,755
Santander UK, Bonds, 3 Month LIBOR + .27%	GBP	0.55	5/5/20	400,000	[b]	533,307
Slate No.1, Ser. 1, Cl. D, 3 Month LIBOR + 2.30%	GBP	2.59	1/24/51	350,000	[b]	467,291
Towd Point Mortgage Funding, Ser. 2016-AU10, Cl. C, 3 Month LIBOR + 1.50%	GBP	1.79	4/20/45	120,000	[b]	158,580
TPMF, Ser. 2016-V1X, Cl. C, 3 Month LIBOR + 2.00%	GBP	2.30	2/20/54	100,000	[b]	133,432
TPMF, Ser. 2016-V1X, Cl. D, 3 Month LIBOR + 2.50%	GBP	2.80	2/20/54	500,000	[b]	668,550
Tronox Finance, Gtd. Notes		5.75	10/1/25	500,000	[c]	523,750
Tullow Oil, Gtd. Notes		6.00	11/1/20	500,000		504,375
Warwick Finance Residential Mortgages No. One, Ser. 1, Cl. C, 3 Month LIBOR + 1.50%	GBP	1.79	9/21/49	350,000	[b]	464,066
Warwick Finance Residential Mortgages No. Two, Ser. 1, Cl. C, 3 Month LIBOR + 2.00%	GBP	2.33	9/21/49	100,000	[b]	133,192
Worldpay Finance, Sr. Unscd. Notes	EUR	3.75	11/15/22	700,000		911,856
					15,337,356
United States - 5.3%
Andeavor, Gtd. Notes		4.75	12/15/23	550,000		595,518
Andeavor Logistics, Gtd. Notes		5.25	1/15/25	800,000		863,000

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.6% (continued)
United States - 5.3% (continued)
Antares, Ser. 2017-1A, Cl. D, 3 Month LIBOR + 4.20%		5.38	7/20/28	367,000	[b,c]	367,891
AT&T, Sr. Unscd. Notes, 3 Month EURIBOR + .85%	EUR	0.52	9/4/23	658,000	[b]	789,144
Babson, Ser. 2016-2A, Cl. D, 3 Month LIBOR + 3.90%		5.21	7/20/28	250,000	[b,c]	253,944
Berkshire Hathaway, Sr. Unscd. Bonds	EUR	0.25	1/17/21	422,000		496,123
Cerberus Loan Funding, Ser. 2016-2A, Cl. D, 3 Month LIBOR + 5.35%		6.65	11/15/27	250,000	[b,c]	252,772
Citgo Holding, Sr. Scd. Notes		10.75	2/15/20	300,000	[c]	325,500
Citigroup, Sr. Unscd. Notes, 3 Month LIBOR + 1.43%		2.75	9/1/23	810,000	[b]	832,367
Concho Resources, Gtd. Notes		4.38	1/15/25	500,000		528,830
Endeavor Energy Resources, Sr. Unscd. Notes		7.00	8/15/21	200,000	[c]	207,375
FirstEnergy Corp, Sr. Unscd. Notes, Ser. C		4.85	7/15/47	288,000		311,496
Fresenius Medical Care US Finance II, Gtd. Notes		5.88	1/31/22	700,000	[c]	782,354
Goldman Sachs Group, Sr. Unscd. Notes, 3 Month LIBOR + 1.17%		2.49	11/15/21	800,000	[b]	812,073
Honeywell International, Sr. Unscd. Bonds	EUR	0.65	2/21/20	160,000		189,698
JPMorgan Chase & Co, Sr. Unscd. Notes, 3 Month LIBOR + 1.23%		2.59	10/24/23	1,100,000	[b]	1,130,394
JPMorgan Chase Capital XXIII, Gtd. Bonds, 3 Month LIBOR + 1.00%		2.32	5/15/47	338,000	[b]	308,847
Liberty Mutual Group, Gtd. Notes, 3 Month LIBOR + 2.90%		4.23	3/15/37	590,000	[b,c]	579,675
MCF, Ser. 2017-1A, Cl. D, 3 Month LIBOR + 4.55%		5.86	4/20/29	250,000	[b,c]	250,520
ML-CFC Commercial Mortgage Trust, Ser. 2007-8, Cl. AM, 3 Month LIBOR + 0%		5.77	8/12/49	1,000,000	[b]	1,005,430
Morgan Stanley, Sr. Unscd. Notes, 3 Month LIBOR + 1.40%		2.76	10/24/23	810,000	[b]	833,343

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 27.6% (continued)
United States - 5.3% (continued)
MVW Owner Trust, Ser. 2016-1A, Cl. A		2.25	12/20/33	117,213	[c]	115,272
Regatta VII Funding, Ser. 2016-1A, Cl. D, 3 Month LIBOR + 3.75%		5.02	12/20/28	250,000	[b,c]	253,370
Reynolds Group, Sr. Scd. Notes		5.13	7/15/23	65,000		67,762
Rite Aid, Gtd. Notes		6.13	4/1/23	500,000	[c]	468,125
Smithfield Foods, Sr. Unscd. Notes		2.65	10/3/21	290,000	[c]	287,797
Sprint Communications, Sr. Scd. Debs.		9.25	4/15/22	150,000		184,875
Superior Industries International, Jr. Sub. Notes	EUR	6.00	6/15/25	453,000		525,513
Taco Bell Funding, Ser. 2016-1A, Cl. A2II		4.38	5/25/46	495,000	[c]	513,478
Viacom, Sr. Unscd. Notes		6.88	4/30/36	728,000		820,711
Wyndham Worldwide, Sr. Unscd. Notes		5.10	10/1/25	270,000		287,571
					15,240,768
Uruguay - .1%
Uruguayan Government, Sr. Unscd. Bonds	UYU	8.50	3/15/28	6,500,000		226,375
Total Bonds and Notes (cost $76,591,953)				79,142,723
Description				Shares		Value ($)
Common Stocks - 1.7%
Spain - 1.3%
Grifols, ADR				152,890		3,615,848
United Kingdom - .4%
Amedeo Air Four Plus				430,032		601,130
Eddie Stobart Logistics				158,000		328,410
Renewables Infrastructure Group				214,053		309,596
					1,239,136
Total Common Stocks (cost $3,680,514)				4,854,984
	Preferred Dividend Yield (%)
Preferred Stocks - .2%
United Kingdom - .2%
Doric Nimrod Air Two (cost $536,270)		8.77		187,658		539,598

Description /Number of Contracts/Counterparty	Exercise Price		Expiration Date	Notional Amount	[a]	Value ($)
Options Purchased - .5%
Call Options - .4%
Euro, Contracts 5,200 JP Morgan Chase Bank		1.17	11/2017	5,200,000		40,237
Euro, Contracts 5,200 Barclays Bank		1.17	11/2017	5,200,000		37,334
EURO STOXX 50 EUR Index, Contracts 45 Morgan Stanley Capital Services		3,700	6/2018	1,665,000		53,426
EURO STOXX 50 EUR Index, Contracts 67 Morgan Stanley Capital Services		3,650	3/2018	2,445,500		96,640
FTSE MIB Index, Contracts 29 Morgan Stanley Capital Services		21,000	12/2017	1,533,000		152,383
iShares iBoxx High Yield Corporate Bond ETF, Contracts 425 Morgan Stanley Capital Services		89.00	1/2018	3,782,500		9,350
iShares MSCI Emerging Markets ETF, Contracts 611 Morgan Stanley Capital Services		45.00	12/2017	2,749,500		109,369
iShares MSCI Emerging Markets ETF, Contracts 408 Morgan Stanley Capital Services		45.00	1/2019	1,836,000		179,520
Japanese Yen, Contracts 3,200 Citigroup		115.00	1/2018	3,200,000		23,989
Japanese Yen, Contracts 550 Goldman Sachs International		115.00	1/2018	550,000		4,123
Japanese Yen Cross Currency, Contracts 3,200 JP Morgan Chase Bank	CAD	91.00	11/2017	3,200,000		906
Markit CDX North America High Yield Index Series 29, Contracts 1,700 Bank of America		108.50	1/2018	184,450	[d]	3,381
S&P 500 Weeklys Index, Contracts 18 Morgan Stanley Capital Services		2,630	12/2017	4,734,000		17,334
S&P 500 Weeklys Index, Contracts 9 Morgan Stanley Capital Services		2,500	3/2018	2,250,000		106,740
South African Rand, Contracts 2,200 HSBC		14.00	11/2017	2,200,000		51,076
Swiss Franc, Contracts 2,600 HSBC		1.00	11/2017	2,600,000		13,185
Turkish Lira, Contracts 2,600 HSBC		3.60	11/2017	2,600,000		136,235

STATEMENT OF INVESTMENTS (continued)

Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Options Purchased - .5% (continued)
Call Options - .4% (continued)
U.S. Treasury 30 Year Bonds, Contracts 35 Morgan Stanley Capital Services	157.00	11/2017	35,000		3,828
				1,039,056
Put Options - .1%
Canadian Dollar, Contracts 5,200 Goldman Sachs International	1.19	11/2017	5,200,000		0
EURO STOXX 50 EUR Index, Contracts 56 Morgan Stanley Capital Services	3,350	12/2017	1,876,000		4,502
EURO STOXX 50 EUR Index, Contracts 45 Morgan Stanley Capital Services	3,700	12/2017	1,665,000		33,607
FTSE 100 Index, Contracts 38 Morgan Stanley Capital Services	7,300	3/2018	2,774,000		75,725
Indian Rupee, Contracts 2,000 Citigroup	64.50	1/2018	2,000,000		9,536
Indian Rupee, Contracts 2,000 Goldman Sachs International	64.50	1/2018	2,000,000		9,205
Indian Rupee, Contracts 700 Goldman Sachs International	64.50	1/2018	700,000		3,338
iShares MSCI Emerging Markets ETF, Contracts 408 Morgan Stanley Capital Services	40.00	1/2018	1,632,000		9,384
Japanese Yen, Contracts 5,200 Barclays Bank	112.75	11/2017	5,200,000		8,336
Japanese Yen, Contracts 5,200 Goldman Sachs International	113.00	11/2017	5,200,000		10,942
Markit iTraxx Europe Crossover Index Series 27, Contracts 1,400 BNP Paribas	250.00	12/2017	350,000	[d]	904
Markit iTraxx Europe Crossover Index Series 28, Contracts 1,500 Bank of America	250.00	12/2017	375,000	[d]	3,844
Nikkei 225 Index, Contracts 10 Morgan Stanley Capital Services	18,500	12/2017	185,000,000		1,231
Russell 2000 Index, Contracts 12 Morgan Stanley Capital Services	1,300	12/2017	1,560,000		2,808
Russell 2000 Index, Contracts 16 Morgan Stanley Capital Services	1,460	12/2018	2,336,000		149,600

Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount	[a]	Value ($)
Options Purchased - .5% (continued)
Put Options - .1% (continued)
S&P 500 Index, Contracts 11 Morgan Stanley Capital Services	2,400	12/2017	2,640,000		6,754
S&P 500 Index, Contracts 7 Morgan Stanley Capital Services	2,425	1/2018	1,697,500		10,486
S&P 500 Index, Contracts 15 Morgan Stanley Capital Services	2,425	3/2018	3,637,500		45,000
Swiss Market Index, Contracts 25 Morgan Stanley Capital Services	8,800	3/2018	2,200,000		38,101
Turkish Lira, Contracts 3,900 Goldman Sachs International	3.60	12/2017	3,900,000		3,847
Turkish Lira, Contracts 1,000 HSBC	3.60	1/2018	1,000,000		2,016
Turkish Lira, Contracts 1,000 HSBC	3.60	1/2018	1,000,000		1,835
Turkish Lira, Contracts 350 Goldman Sachs International	3.60	1/2018	350,000		706
Turkish Lira, Contracts 2,600 Citigroup	3.44	11/2017	2,600,000		0
				431,707
Total Options Purchased (cost $2,075,442)			1,470,763
Description			Shares		Value ($)
Investment Companies - 1.7%
Foreign Investment Companies - 1.7%
3i Infrastructure			404,070		1,059,910
BBGI SICAV Fund			131,700		249,256
GCP Infrastructure Investments			330,480		538,561
Greencoat U.K. Wind			267,729		428,477
HICL Infrastructure Company			548,306		1,135,310
International Public Partnerships			166,692		355,775
John Laing Infrastructure Fund			577,403		954,759
Total Investment Companies (cost $4,703,298)			4,722,048

STATEMENT OF INVESTMENTS (continued)

Description	Shares	Value ($)
Other Investment - 61.9%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund	54,153,346	[e] 54,153,346
Dreyfus Institutional Preferred Money Market Fund, Institutional Shares	123,220,652	[e] 123,220,652
Total Other Investment (cost $177,386,284)	177,373,998
Total Investments (cost $264,973,761)	93.6%	268,104,114
Cash and Receivables (Net)	6.4%	18,305,608
Net Assets	100.0%	286,409,722

ADR—American Depository Receipt

BADLAR—Buenos Aires Interbank Offer Rate

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

LIMEAN—London Interbank Mean Rate

PSI—Private Sector Involvement

ARS—Argentine Peso

BRL—Brazilian Real

CAD—Canadian Dollar

COP—Colombian Peso

EUR—Euro

GBP—British Pound

IDR—Indonesian Rupiah

MXN—Mexican Peso

MYR—Malaysian Ringgit

PEN—Peruvian Nuevo Sol

PLN—Polish Zloty

RUB—Russian Ruble

UYU—Uruguayan Peso

a Amount stated in U.S. Dollars unless otherwise noted above.
b Variable rate security—rate shown is the interest rate in effect at period end.
c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $7,994,241 or 2.79% of net assets.
d Exercise price is reference as basis points.
e Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Money Market Investments	61.9
Corporate Bonds	15.9
Foreign/Governmental	8.3
Common Stocks	1.7
Mutual Funds: Foreign	1.7
Asset-Backed	1.5
Residential Mortgage-Backed	1.1
Commercial Mortgage-Backed	.8
Options Purchased	.5
Preferred Stocks	.2
93.6

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Net Realized Gains (Loss) ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	174,635,827	181,806,282	302,288,763	-
Dreyfus Institutional Preferred Money Market Fund, Institutional Shares	-	126,233,216	3,000,000	(278)
Total	174,635,827	308,039,498	305,288,763	(278)

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	54,153,346	18.9	524,429
Dreyfus Institutional Preferred Money Market Fund, Institutional Shares	(12,286)	123,220,652	43.0	870,117
Total	(12,286)	177,373,998	61.9	1,394,546

See notes to financial statements.

STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
CBOE Volatility Index	54	1/2018	812,798	714,150	(98,648)
Euro Stoxx 50 Dividend	40	12/2020	547,479[a]	581,493	34,014
Long Gilt	21	12/2017	3,522,426[a]	3,467,693	(54,733)
U.S. Treasury Ultra Long Bond	11	12/2017	1,842,058	1,812,594	(29,464)
Futures Short
CAC 40 10 Euro	20	11/2017	(1,246,178)[a]	(1,281,684)	(35,506)
CBOE Volatility Index	62	11/2017	(819,416)	(699,050)	120,366
DAX	2	12/2017	(730,094)[a]	(770,082)	(39,988)
DJ Euro Stoxx 50	24	12/2017	(1,001,123)[a]	(1,028,236)	(27,113)
Euro 30 Year Bond	2	12/2017	(389,709)[a]	(387,010)	2,699
Euro BTP Italian Government Bond	10	12/2017	(1,589,813)[a]	(1,626,013)	(36,200)
Euro-Bobl	63	12/2017	(9,643,798)[a]	(9,670,744)	(26,946)
Euro-Bond	60	12/2017	(11,309,756)[a]	(11,374,755)	(64,999)
Euro-Bund Option Call 161.5	21	11/2017	(35,393)[a]	(35,959)	(566)
Euro-Bund Option Put 161.5	21	11/2017	(31,351)[a]	(5,382)	25,969
FTSE 100	55	12/2017	(5,379,852)[a]	(5,454,856)	(75,004)
FTSE/MIB Index	11	12/2017	(1,418,877)[a]	(1,459,056)	(40,179)
Mdax Index	6	12/2017	(884,488)[a]	(930,843)	(46,355)
U.S. Treasury 10 Year Notes	77	12/2017	(9,652,272)	(9,620,187)	32,085
U.S. Treasury 2 Year Notes	15	12/2017	(3,242,918)	(3,230,391)	12,527
U.S. Treasury 5 Year Notes	53	12/2017	(6,255,420)	(6,210,937)	44,483
U.S. Treasury Long Bond	8	12/2017	(1,234,171)	(1,219,750)	14,421
Gross Unrealized Appreciation				286,564
Gross Unrealized Depreciation				(575,701)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.
See notes to financial statements.

STATEMENT OF OPTIONS WRITTEN

October 31, 2017

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount		Value ($)
Call Options:
iTraxx Europe Crossover Index Series 28 March 2018 @ 300	Citigroup	2,220	666,000	[a]	(76,891)
Markit CDX North America High Yield Index Series 29 March 2018 @ 106.5	Goldman Sachs International	3,195	340,268	[a]	(38,900)
EURO STOXX 50 EUR Index June 2018 @ 3,900	Morgan Stanley Capital Services	45	1,755,000		(19,084)
EURO STOXX 50 Price EUR Index March 2018 @ 3,800	Morgan Stanley Capital Services	67	2,546,000		(39,265)
FTSE 100 Index December 2017 @ 7,300	Morgan Stanley Capital Services	24	1,752,000		(65,043)
FTSE MIB Index December 2017 @ 22,000	Morgan Stanley Capital Services	29	1,606,000		(77,543)
iShares MSCI Emerging Markets ETF December 2017 @ 47	Morgan Stanley Capital Services	611	2,871,700		(37,271)
iShares MSCI Emerging Markets ETF January 2019 @ 48	Morgan Stanley Capital Services	408	1,958,400		(114,240)
Russell 2000 Index December 2017 @ 1,550	Morgan Stanley Capital Services	12	1,860,000		(11,736)
Russell 2000 Index December 2018 @ 1,760	Morgan Stanley Capital Services	16	2,816,000		(29,424)
S&P 500 Weeklys Index March 2018 @ 2,600	Morgan Stanley Capital Services	9	2,340,000		(45,189)
S&P/ASX 200 Index December 2017 @ 5,650	Morgan Stanley Capital Services	61	3,446,500		(122,732)
Swiss Market Index December 2017 @ 8,500	Morgan Stanley Capital Services	20	1,700,000		(151,664)
Indian Rupee January 2018 @ INR 66.75	Goldman Sachs International	2,000	2,000,000		(7,441)
Indian Rupee January 2018 @ INR 66.75	Citigroup	2,000	2,000,000		(8,586)
Indian Rupee January 2018 @ INR 66.75	Goldman Sachs International	700	700,000		(3,005)
Japanese Yen January 2018 @ JPY 118	Goldman Sachs International	550	550,000		(1,174)
Japanese Yen January 2018 @ JPY 118	Citigroup	3,200	3,200,000		(6,833)
South African Rand November 2017 @ ZAR 14.25	HSBC	2,200	2,200,000		(31,868)
Turkish Lira November 2017 @ TRY 3.6	Citigroup	2,600	2,600,000		(136,235)
Turkish Lira December 2017 @ TRY 3.85	Goldman Sachs International	3,900	3,900,000		(70,510)

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount		Value ($)
Call Options: (continued)
Turkish Lira January 2018 @ TRY 4	Goldman Sachs International	350	350,000		(5,296)
Turkish Lira January 2018 @ TRY 4	HSBC	1,000	1,000,000		(13,662)
Turkish Lira January 2018 @ TRY 4	HSBC	1,000	1,000,000		(15,132)
U.S. Treasury 30 Year Bonds November 2017 @ 160	Morgan Stanley Capital Services	35	35,000		(1,094)
Put Options:
CDX North America Investment Grade Index Series 29 November 2017 @ 62.5	Barclays Bank	6,900	431,250	[a]	(691)
iTraxx Europe Crossover Index Series 28 December 2017 @ 262.5	Bank of America	3,000	787,500	[a]	(4,864)
iTraxx Europe Crossover Index Series 28 March 2018 @ 300	Citigroup	2,220	666,000	[a]	(12,293)
iTraxx Europe Crossover Index Series 28 March 2018 @ 400	Citigroup	1,500	600,000	[a]	(3,511)
Markit CDX North America High Yield Index Series 29 January 2018 @ 106.5	Bank of America	1,700	181,050	[a]	(9,164)
Markit CDX North America High Yield Index Series 29 March 2018 @ 106.5	Goldman Sachs International	3,195	340,268	[a]	(38,740)
Markit iTraxx Europe Senior Financial Index Series 28 December 2017 @ 65	BNP Paribas	5,800	377,000	[a]	(1,906)
EURO STOXX 50 EUR Index December 2017 @ 3,500	Morgan Stanley Capital Services	90	3,150,000		(15,834)
EURO STOXX 50 EUR Index March 2018 @ 3,050	Morgan Stanley Capital Services	67	2,043,500		(12,646)
EURO STOXX 50 Price EUR Index December 2017 @ 3,200	Morgan Stanley Capital Services	112	3,584,000		(4,437)
EURO STOXX 50 Price EUR Index June 2018 @ 3,100	Morgan Stanley Capital Services	45	1,395,000		(25,114)
FTSE 100 Index December 2017 @ 7,300	Morgan Stanley Capital Services	24	1,752,000		(11,638)
FTSE 100 Index March 2018 @ 6,900	Morgan Stanley Capital Services	76	5,244,000		(65,628)
FTSE MIB Index December 2017 @ 18,000	Morgan Stanley Capital Services	28	1,260,000		(897)
iShares iBoxx High Yield Corporate Bond ETF January 2018 @ 86	Morgan Stanley Capital Services	425	3,655,000		(22,525)

STATEMENT OF OPTIONS WRITTEN (continued)

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount	Value ($)
Put Options: (continued)
iShares MSCI Emerging Markets ETF December 2017 @ 41	Morgan Stanley Capital Services	611	2,505,100	(9,165)
iShares MSCI Emerging Markets ETF January 2018 @ 37	Morgan Stanley Capital Services	816	3,019,200	(10,608)
iShares MSCI Emerging Markets ETF January 2019 @ 35	Morgan Stanley Capital Services	408	1,428,000	(44,880)
Nikkei 225 Index December 2017 @ 17,500	Morgan Stanley Capital Services	10	175,000,000	(704)
Russell 2000 Index December 2017 @ 1,230	Morgan Stanley Capital Services	12	1,476,000	(1,584)
Russell 2000 Index December 2018 @ 1,400	Morgan Stanley Capital Services	16	2,240,000	(118,400)
S&P 500 Index December 2017 @ 2,275	Morgan Stanley Capital Services	22	5,005,000	(6,270)
S&P 500 Index January 2018 @ 2,300	Morgan Stanley Capital Services	14	3,220,000	(10,500)
S&P 500 Index March 2018 @ 2,250	Morgan Stanley Capital Services	30	6,750,000	(43,200)
S&P 500 Weeklys Index December 2017 @ 2,450	Morgan Stanley Capital Services	9	2,205,000	(11,070)
S&P 500 Weeklys Index March 2018 @ 2,300	Morgan Stanley Capital Services	9	2,070,000	(18,207)
S&P/ASX 200 Index December 2017 @ 5,650	Morgan Stanley Capital Services	61	3,446,500	(12,142)
Swiss Market Index December 2017 @ 8,500	Morgan Stanley Capital Services	20	1,700,000	(3,311)
Swiss Market Index March 2018 @ 8,350	Morgan Stanley Capital Services	50	4,175,000	(39,048)
Japanese Yen January 2018 @ JPY 108	Citigroup	3,200	3,200,000	(8,103)
Japanese Yen January 2018 @ JPY 108	Goldman Sachs International	550	550,000	(1,393)
U.S. Treasury 30 Year Bonds November 2017 @ 154	Morgan Stanley Capital Services	35	35,000	(73,281)
Total Options Written (premiums received $2,594,139)				(1,771,572)

a Exercise price is reference as basis points.
See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Bank of America
United States Dollar	451,575	Argentine Peso	8,010,938	11/13/17	1,644
United States Dollar	554,904	Peruvian New Sol	1,800,000	11/13/17	1,509
Barclays Bank
Brazilian Real	7,166,641	United States Dollar	2,191,802	11/13/17	(5,352)
Colombian Peso	4,100,000,000	United States Dollar	1,364,347	11/10/17	(17,896)
Russian Ruble	63,600,000	United States Dollar	1,090,817	11/13/17	(5,673)
United States Dollar	5,200,000	Australian Dollar	6,688,103	11/2/17	81,254
United States Dollar	544,667	Russian Ruble	31,500,000	11/13/17	7,214
BNP Paribas
Brazilian Real	1,730,000	United States Dollar	546,000	11/13/17	(18,199)
United States Dollar	883,619	Argentine Peso	15,700,000	11/13/17	1,836
United States Dollar	2,933,904	Brazilian Real	9,340,220	11/13/17	84,323
Citigroup
Australian Dollar	6,799,963	United States Dollar	5,200,000	11/2/17	4,359
Indian Rupee	54,200,000	United States Dollar	822,858	11/13/17	12,470
United States Dollar	364,495	Australian Dollar	470,000	11/14/17	4,833
United States Dollar	1,108,295	Colombian Peso	3,274,900,000	11/10/17	32,809
United States Dollar	658,702	Euro	560,000	11/14/17	5,893
United States Dollar	410,146	Peruvian New Sol	1,330,000	11/13/17	1,248
Goldman Sachs International
Brazilian Real	3,191,321	United States Dollar	1,003,119	11/13/17	(29,488)
Chilean Peso	795,000,000	United States Dollar	1,276,973	11/16/17	(28,092)
Hungarian Forint	674,043,000	United States Dollar	2,555,276	11/29/17†	(30,682)
Indian Rupee	53,800,000	United States Dollar	819,535	11/13/17	9,628
Indian Rupee	168,000,000	United States Dollar	2,564,573	11/16/17	23,568

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs International (continued)
Malaysian Ringgit	18,000	United States Dollar	4,256	11/13/17	(7)
United States Dollar	2,951,034	Brazilian Real	9,456,319	11/13/17	66,033
United States Dollar	819,188	Chilean Peso	510,600,000	11/13/17	17,058
United States Dollar	2,555,276	Euro	2,172,918	11/29/17†	20,103
United States Dollar	545,331	Philippine Peso	28,150,000	11/13/17	537
United States Dollar	719,761	Russian Ruble	41,979,313	11/13/17	3,510
United States Dollar	2,950,000	Turkish Lira	11,050,184	11/16/17	50,771
HSBC
Australian Dollar	8,264,218	United States Dollar	6,476,216	11/16/17	(152,268)
Canadian Dollar	4,822,641	United States Dollar	3,875,404	11/16/17	(136,709)
Swiss Franc	3,883,422	United States Dollar	3,900,000	11/16/17	(3,477)
Chilean Peso	689,300,000	United States Dollar	1,081,255	11/13/17	1,605
Chinese Yuan Renminbi	11,070,000	United States Dollar	1,662,202	11/29/17	3,759
Euro	3,180,000	United States Dollar	3,715,996	11/1/17†	(11,589)
Euro	920,000	United States Dollar	1,090,419	11/13/17	(18,008)
Euro	6,396,000	United States Dollar	7,516,990	11/16/17†	(60,144)
Euro	3,505,536	United States Dollar	4,079,741	11/29/17	10,216
Euro	523,000	United States Dollar	617,772	11/30/17	(7,546)
Euro	306,000	United States Dollar	363,695	12/7/17	(6,496)
British Pound	643,740	United States Dollar	844,972	11/1/17†	10,032
British Pound	217,000	United States Dollar	286,451	12/14/17	2,160
British Pound	300,000	United States Dollar	395,950	2/7/18	3,782
Israeli Shekel	1,855,000	United States Dollar	529,565	11/29/17	(2,265)
Indian Rupee	35,720,000	United States Dollar	545,510	11/13/17	5,005
Japanese Yen	440,969,210	United States Dollar	3,907,595	11/16/17†	(26,756)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
HSBC (continued)
South Korean Won	1,849,390,000	United States Dollar	1,652,964	11/13/17	(2,138)
Mexican New Peso	36,936,000	United States Dollar	1,957,036	11/13/17	(34,982)
Mexican New Peso	24,573,575	United States Dollar	1,300,000	11/16/17	(21,962)
Mexican New Peso	38,547,000	United States Dollar	2,003,773	11/29/17	(3,794)
Polish Zloty	2,000,000	United States Dollar	552,535	11/13/17	(3,097)
Polish Zloty	3,225,000	United States Dollar	898,448	11/29/17	(12,492)
Romanian Leu	1,154,000	United States Dollar	295,932	11/29/17	(3,964)
Swedish Krona	42,621,368	United States Dollar	5,280,234	11/16/17	(184,580)
Thai Baht	100,000	United States Dollar	3,014	11/29/17	(4)
Turkish Lira	4,928,539	United States Dollar	1,300,000	11/16/17	(6,903)
Turkish Lira	3,900,000	United States Dollar	1,087,156	11/21/17	(65,422)
Turkish Lira	7,992,000	United States Dollar	2,087,332	11/29/17	1,519
South African Rand	37,090,000	United States Dollar	2,728,545	11/13/17	(111,484)
South African Rand	29,756,899	United States Dollar	2,095,567	11/29/17	(2,186)
United States Dollar	2,052,344	Argentine Peso	36,599,283	11/13/17	(3,237)
United States Dollar	14,300,000	Australian Dollar	18,617,704	11/16/17	53,353
United States Dollar	3,900,000	Canadian Dollar	4,949,281	11/16/17	63,128
United States Dollar	2,600,000	Swiss Franc	2,601,067	11/16/17	(9,842)
United States Dollar	826,261	Chilean Peso	516,000,000	11/13/17	15,648
United States Dollar	1,495,188	Chinese Yuan Renminbi	9,891,485	11/13/17	5,018
United States Dollar	3,651,558	Euro	3,080,000	11/1/17	63,636
United States Dollar	17,563,797	Euro	14,832,985	11/16/17†	270,601
United States Dollar	8,104,034	Euro	6,888,000	11/29/17	67,709
United States Dollar	9,542,428	Euro	8,055,000	11/30/17	144,020

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (continued)

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
HSBC (continued)
United States Dollar	122,125	Euro	104,000	12/7/17	724
United States Dollar	1,659,274	Euro	1,405,000	12/19/17	17,898
United States Dollar	2,199,610	Euro	1,880,000	2/7/18	(3,468)
United States Dollar	840,137	British Pound	643,740	11/1/17	(14,867)
United States Dollar	116,682	British Pound	88,020	11/16/17	(276)
United States Dollar	9,676,016	British Pound	7,322,000	12/14/17	(62,269)
United States Dollar	1,178,954	Hungarian Forint	309,364,000	11/29/17	20,247
United States Dollar	2,611,799	Indonesian Rupiah	35,395,100,000	11/13/17	4,818
United States Dollar	11,751,931	Japanese Yen	1,325,409,073	11/16/17†	87,398
United States Dollar	2,688,538	Mexican New Peso	50,850,000	11/13/17	42,435
United States Dollar	2,600,000	Mexican New Peso	49,933,146	11/16/17	3,046
United States Dollar	2,971,773	Mexican New Peso	57,170,000	11/29/17	5,555
United States Dollar	681,476	Philippine Peso	35,200,000	11/13/17	241
United States Dollar	2,504,985	Polish Zloty	9,120,000	11/29/17†	(416)
United States Dollar	249,120	Romanian Leu	985,000	11/29/17†	(90)
United States Dollar	545,442	Russian Ruble	31,490,000	11/13/17	8,159
United States Dollar	3,868,552	Swedish Krona	31,896,620	11/16/17†	55,110
United States Dollar	1,575,941	Turkish Lira	5,820,000	11/13/17	47,600
United States Dollar	2,600,000	Turkish Lira	9,806,802	11/16/17	26,996
United States Dollar	1,588,979	Turkish Lira	6,080,000	11/29/17	(137)
United States Dollar	134,199	South African Rand	1,902,000	11/2/17	(325)
United States Dollar	2,492,563	South African Rand	33,770,000	11/13/17	109,760
United States Dollar	2,600,000	South African Rand	35,226,005	11/16/17	115,854

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
HSBC (continued)
United States Dollar	1,711,181	South African Rand	23,862,000	11/29/17	32,502
JP Morgan Chase Bank
Brazilian Real	3,500,000	United States Dollar	1,099,868	11/13/17	(32,063)
Chilean Peso	337,300,000	United States Dollar	530,764	11/13/17	(880)
Chilean Peso	823,500,000	United States Dollar	1,312,769	11/16/17	(19,117)
Russian Ruble	63,710,000	United States Dollar	1,100,450	11/13/17	(13,429)
Russian Ruble	75,200,000	United States Dollar	1,291,630	11/16/17	(9,217)
United States Dollar	293,345	Euro	244,000	11/14/17	8,907
United States Dollar	1,089,712	Russian Ruble	62,830,000	11/13/17	17,706
Royal Bank of Canada
Swedish Krona	60	United States Dollar	7	11/1/17	-
United States Dollar	7,225,181	British Pound	5,600,000	11/14/17	(215,446)
United States Dollar	7,556	Swedish Krona	63,016	11/1/17	29
Gross Unrealized Appreciation					1,756,776
Gross Unrealized Depreciation					(1,398,734)

† Cross currency forward exchange contracts.
See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS

October 31, 2017

OTC Total Return Swaps

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	137,229	Ascential	Bank of America	10/17/2018	(3,018)
Receive	192,342	Antena 3 Television	Bank of America	10/17/2018	(2,501)
Receive	1,730,619	ASML Holding	Bank of America	10/17/2018	85,620
Receive	1,086,837	Banco Santander	Bank of America	10/17/2018	50,029
Receive	154,836	Beiersdorf	Bank of America	10/17/2018	5,410
Receive	405,132	Bunzl	Bank of America	10/17/2018	28,651
Receive	382,923	Bureau Veritas	Bank of America	10/17/2018	8,018
Receive	1,143,483	Continental	Bank of America	10/17/2018	18,658
Receive	388,021	Countryside Properties	Bank of America	10/17/2018	(7,258)
Receive	424,115	Daimler	Bank of America	10/17/2018	18,030
Receive	139,349	Draegerwerk AG & Co KGaA	Bank of America	10/17/2018	952
Receive	264,353	E.ON	Bank of America	10/17/2018	2,775
Receive	3,150	Eddie Stobart Logistics	Bank of America	10/17/2018	(27)
Receive	2,316,690	EURO STOXX 50 Index Dividend Futures	Bank of America	12/15/2017	92,908
Receive	1,167,665	EURO STOXX 50 Index Dividend Futures	Bank of America	12/21/2018	228,223
Receive	699,100	EURO STOXX 50 Index Dividend Futures	Bank of America	12/20/2019	217,128
Receive	541,040	Eurofins Scientific	Bank of America	10/17/2018	(4,051)
Receive	438,074	FTSE 100 Index Dividend Future December 2018	Bank of America	12/21/2018	74,299
Receive	304,321	Ibstock	Bank of America	10/17/2018	1,715
Receive	370,399	Informa	Bank of America	10/17/2018	6,331
Receive	1,189,414	Legal & General Group	Bank of America	10/17/2018	15,201
Receive	495,004	Merlin Properties Socimi	Bank of America	10/17/2018	15,710
Receive	83,250	NCC Group	Bank of America	10/17/2018	(621)
Receive	336,233	Neste Oil	Bank of America	10/17/2018	83,939
Receive	730,852	Nexity	Bank of America	10/17/2018	9,011
Receive	643,770	RPC Group	Bank of America	10/17/2018	8,525
Receive	272,153	Sherborne Investors Guernsey B	Bank of America	10/17/2018	18,365
Receive	284,850	Sherborne Investors Guernsey C	Bank of America	10/17/2018	1,713

Receive	1,100,354	Siltronic	Bank of America	10/17/2018	147,847
OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	191,345	Telepizza Group	Bank of America	10/17/2018	1,356
Receive	59,309	UniCredit	Bank of America	10/17/2018	(2,156)
Receive	1,697,770	Vivendi	Bank of America	10/17/2018	9,880
Receive	645,378	Wendel Investment	Bank of America	10/17/2018	30,560
Receive	357,056	ZPG	Bank of America	10/17/2018	(8,616)
Receive	241,400	Zumtobel	Bank of America	10/17/2018	(5,609)
Pay	171,697	Adecco	Bank of America	10/17/2018	(7,708)
Pay	264,549	Allied Irish Banks	Bank of America	10/17/2018	(4,232)
Pay	70,834	Covestro	Bank of America	10/17/2018	(12,103)
Pay	137,548	Draegerwerk AG & Co KGaA, Pref Share	Bank of America	10/17/2018	2,754
Pay	260,796	Enagas	Bank of America	10/17/2018	(10,164)
Pay	269,875	Eni	Bank of America	10/17/2018	(2,853)
Pay	787,873	EURO STOXX Banks EUR	Bank of America	10/17/2018	(12,649)
Pay	286,463	Experian Group	Bank of America	10/17/2018	(10,631)
Pay	255,937	FTSE 350 Retail Index	Bank of America	10/17/2018	(1,319)
Pay	322,918	FTSE 350 Media Index	Bank of America	10/17/2018	890
Pay	160,021	FTSE 350 Mining Index	Bank of America	10/17/2018	7,551
Pay	145,038	FTSE 350 Travel & Leisure Index	Bank of America	10/17/2018	(2,111)
Pay	349,856	Mediaset Espana Comunicacion	Bank of America	10/17/2018	11,608
Pay	57,540	Grafton Group	Bank of America	10/17/2018	(45)
Pay	60,470	Hammerson	Bank of America	10/17/2018	1,506
Pay	400,980	Intertek Group	Bank of America	10/17/2018	(31,164)
Pay	152,818	L'Oreal	Bank of America	10/17/2018	(2,739)
Pay	493,327	Michelin, Cl. B	Bank of America	10/17/2018	(13,878)
Pay	156,984	Moneysupermarket.com	Bank of America	10/17/2018	(6,004)
Pay	93,121	Rightmove	Bank of America	10/17/2018	(3,930)
Pay	743,197	STXE 600 Banks EUR	Bank of America	10/17/2018	(1,236)
Pay	222,241	Taylor Wimpey	Bank of America	10/17/2018	4,091
Pay	229,788	Technicolor	Bank of America	10/17/2018	(11,276)
Pay	245,573	Total SA	Bank of America	10/17/2018	(9,590)
Pay	310,245	Travis Perkins	Bank of America	10/17/2018	(21,979)
Pay	251,370	Valeo	Bank of America	10/17/2018	22,703
Receive	594,257	Associated British Foods	Barclays Bank	1/11/2018	6,439
Receive	104,462	Aviva	Barclays Bank	1/11/2018	(2,019)
Receive	476,081	Balfour Beatty	Barclays Bank	1/11/2018	13,715

STATEMENT OF SWAP AGREEMENTS (continued)

Receive	84,552	Beazley	Barclays Bank	1/11/2018	2,439
OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	304,554	Bellway	Barclays Bank	1/11/2018	17,569
Receive	311,289	British American Tobacco	Barclays Bank	1/11/2018	(3,860)
Receive	886,695	Carnival	Barclays Bank	1/11/2018	(16,445)
Receive	69,367	Crest Nicholson Holdings	Barclays Bank	1/11/2018	1,711
Receive	873,493	CRH	Barclays Bank	1/11/2018	32,634
Receive	212,337	Direct Line Insurance Group	Barclays Bank	1/11/2018	1,130
Receive	261,842	Ferguson	Barclays Bank	1/11/2018	10,174
Receive	94,780	Galliford Try	Barclays Bank	1/11/2018	(6,548)
Receive	199,500	Hays	Barclays Bank	1/11/2018	(5,104)
Receive	125,498	Hollywood Bowl Group	Barclays Bank	1/11/2018	(4,486)
Receive	148,926	IMI	Barclays Bank	1/11/2018	(1,152)
Receive	33,565	Intermediate Capital Group	Barclays Bank	1/11/2018	637
Receive	255,202	KAZ Minerals	Barclays Bank	1/11/2018	(6,464)
Receive	115,376	Laird	Barclays Bank	1/11/2018	17,465
Receive	318,708	Melrose Industries	Barclays Bank	1/11/2018	(12,831)
Receive	457,350	Mondi	Barclays Bank	1/11/2018	(29,568)
Receive	73,788	Morgan Crucible	Barclays Bank	1/11/2018	1,201
Receive	14,204	Pantheon International Participations	Barclays Bank	1/11/2018	(209)
Receive	687,575	Prudential	Barclays Bank	1/11/2018	13,729
Receive	146,944	Rotork	Barclays Bank	1/11/2018	161
Receive	1,007,250	Saab, Cl. B	Barclays Bank	1/11/2018	7,446
Receive	392,507	Sage Group	Barclays Bank	1/11/2018	17,923
Receive	1,175,525	Schroders, Non-Voting Share	Barclays Bank	1/11/2018	11,995
Receive	169,905	Smurfit Kappa	Barclays Bank	1/11/2018	3,608
Receive	103,922	Spectris	Barclays Bank	1/11/2018	5,938
Receive	229,597	Standard Chartered	Barclays Bank	1/11/2018	(4,468)
Receive	20,052	Takkt	Barclays Bank	1/11/2018	(2,181)
Receive	156,441	Tesco	Barclays Bank	1/11/2018	(6,503)
Receive	423,148	Vodafone Group	Barclays Bank	1/11/2018	1,630
Receive	21,633	Synthomer	Barclays Bank	1/11/2018	(149)
Receive	137,387	Zodiac Aerospace	Barclays Bank	1/11/2018	1,292
Pay	152,381	AstraZeneca	Barclays Bank	1/11/2018	4,563
Pay	125,906	British Land Company	Barclays Bank	1/11/2018	(178)
Pay	173,444	Colruyt	Barclays Bank	1/11/2018	3,409
Pay	448,533	Cie de Saint-Gobain	Barclays Bank	1/11/2018	(5,612)

Pay	526,583	Compass Group	Barclays Bank	1/11/2018	(18,513)
OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Pay	230,535	DS Smith	Barclays Bank	1/11/2018	(19,034)
Pay	3,146,106	FTSE 250 Index	Barclays Bank	1/11/2018	(12,249)
Pay	1,381,663	FTSE UK Mid Cap Tradable Plus Index	Barclays Bank	1/11/2018	(6,273)
Pay	31,191	HSBC Holdings	Barclays Bank	1/11/2018	622
Pay	99,671	Intercontinental Hotels Group	Barclays Bank	1/11/2018	(3,375)
Pay	371,722	J D Wetherspoon	Barclays Bank	1/11/2018	(782)
Pay	50,365	Kier Group	Barclays Bank	1/11/2018	5,274
Pay	123,542	McCarthy & Stone	Barclays Bank	1/11/2018	(12,585)
Pay	575,602	Persimmon	Barclays Bank	1/11/2018	(6,593)
Pay	146,226	Rheinmetall	Barclays Bank	1/11/2018	(6,636)
Pay	150,861	J Sainsbury	Barclays Bank	1/11/2018	(2,507)
Pay	1,138,187	Schroders	Barclays Bank	1/11/2018	(25,501)
Pay	104,736	Smiths Group	Barclays Bank	1/11/2018	69
Pay	1,459,911	STOXX Europe 600 Industrial Goods & Services Price EUR	Barclays Bank	1/11/2018	(55,878)
Pay	1,284,097	STOXX Europe 600 Technology EUR	Barclays Bank	1/11/2018	(59,877)
Receive	51,948	Applied Graphene Materials	JP Morgan Chase Bank	11/6/2017	4,786
Receive	580,396	Barclays	JP Morgan Chase Bank	11/6/2017	(13,457)
Receive	259,430	Biffa Group	JP Morgan Chase Bank	11/6/2017	102,986
Receive	405,246	British American Tobacco, ADR	JP Morgan Chase Bank	11/6/2017	6,439
Receive	1,056,292	Cerved Information Solutions	JP Morgan Chase Bank	11/6/2017	189,599
Receive	1,145,335	Electra Private Equity	JP Morgan Chase Bank	11/6/2017	(455,147)
Receive	350,147	Elior	JP Morgan Chase Bank	11/6/2017	16,926
Receive	206,364	EURO STOXX Utilities Price EUR	JP Morgan Chase Bank	11/6/2017	7,154
Receive	807,280	Land Securities Group	JP Morgan Chase Bank	11/6/2017	(121,678)
Receive	156,871	London Stock Exchange Group	JP Morgan Chase Bank	11/6/2017	(8,615)
Receive	134,159	Marwyn Value Investors	JP Morgan Chase Bank	11/6/2017	(4,344)
Receive	174,077	Reed Elsevier	JP Morgan Chase Bank	11/6/2017	11,815
Receive	513,516	Royal Dutch Shell, Cl. A	JP Morgan Chase Bank	11/6/2017	89,855

STATEMENT OF SWAP AGREEMENTS (continued)

Receive	480,839	RSA Ins Group	JP Morgan Chase Bank	11/6/2017	12,818
OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	349,359	Shanks Group	JP Morgan Chase Bank	11/6/2017	66,489
Receive	232,907	Spie SA	JP Morgan Chase Bank	11/6/2017	(28,376)
Receive	235,938	STXE 600 Oil & Gas EUR	JP Morgan Chase Bank	11/6/2018	8,556
Pay	78,731	3i Group	JP Morgan Chase Bank	11/6/2017	(3,196)
Pay	143,243	Altria Group	JP Morgan Chase Bank	11/6/2017	(4,370)
Pay	273,732	Altria Group	JP Morgan Chase Bank	11/6/2017	4,186
Pay	153,837	Britvic	JP Morgan Chase Bank	11/6/2017	221
Pay	570,677	ESTX Chemicals EUR	JP Morgan Chase Bank	11/6/2017	(22,516)
Pay	286,998	EURO STOXX Industrial Goods & Service Price EUR	JP Morgan Chase Bank	11/6/2017	(21,644)
Pay	575,443	ESTX Media EUR	JP Morgan Chase Bank	11/6/2017	(16,961)
Pay	1,635,174	ESTX Per&House Goods EUR	JP Morgan Chase Bank	11/6/2017	(76,311)
Pay	3,159,629	Grifols	JP Morgan Chase Bank	11/6/2017	(87,786)
Pay	35,084	Intermediate Capital Group	JP Morgan Chase Bank	11/6/2017	1,367
Pay	187,538	Lloyds Banking Group	JP Morgan Chase Bank	11/6/2017	(6,574)
Pay	102,138	Marks & Spencer Group	JP Morgan Chase Bank	11/6/2017	2,763
Pay	52,657	Marks & Spencer Group	JP Morgan Chase Bank	11/6/2017	1,151
Pay	155,580	NEX Group	JP Morgan Chase Bank	11/6/2017	4,384
Pay	503,178	Royal Dutch Shell, Cl. B	JP Morgan Chase Bank	11/6/2017	(87,901)
Pay	895,371	STXE 600 Food & Beverage EUR	JP Morgan Chase Bank	11/6/2017	(34,927)
Pay	458,240	STXE 600 Healthcare EUR	JP Morgan Chase Bank	11/6/2017	16,806
Pay	136,977	STOXX Europe 600 Insurance Price EUR	JP Morgan Chase Bank	11/6/2017	(2,191)
Pay	400,588	STOXX Europe 600 MediaPrice EUR	JP Morgan Chase Bank	11/6/2017	(15,615)
Pay	304,853	TUI AG	JP Morgan Chase Bank	11/6/2017	(20,485)
Pay	402,226	Vinci	JP Morgan Chase Bank	11/6/2017	(22,648)

Receive	2,542,744	AP Moller - Maersk	Morgan Stanley Capital Services	6/26/2018	3,401
OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	265,163	ABN AMRO Group	Morgan Stanley Capital Services	6/26/2018	18,244
Receive	175,300	Anheuser-Busch InBev	Morgan Stanley Capital Services	6/26/2018	11,784
Receive	57,770	Azimut Holding	Morgan Stanley Capital Services	6/26/2018	(616)
Receive	131,309	Banco Comercial Portugues	Morgan Stanley Capital Services	6/26/2018	17,330
Receive	612,618	Banco de Sabadell	Morgan Stanley Capital Services	6/26/2018	10,703
Receive	618,124	Bank of Ireland Group	Morgan Stanley Capital Services	6/26/2018	(5,744)
Receive	712,287	Danske Bank	Morgan Stanley Capital Services	6/26/2018	(106)
Receive	115,553	Deutsche Post	Morgan Stanley Capital Services	6/26/2018	8,211
Receive	5,306,516	DNB ASA	Morgan Stanley Capital Services	6/26/2018	(2,009)
Receive	303,000	Erste Group Bank	Morgan Stanley Capital Services	6/26/2018	9,821
Receive	477,118	Essilor International	Morgan Stanley Capital Services	6/26/2018	29,346
Receive	420,210	Henkel AG & Co KGaA	Morgan Stanley Capital Services	6/26/2018	32,319
Receive	91,606	KBC Groupe	Morgan Stanley Capital Services	6/26/2018	(631)
Receive	217,753	Kerry Group, Cl. A	Morgan Stanley Capital Services	6/26/2018	16,033
Receive	113,326	Klepierre	Morgan Stanley Capital Services	6/26/2018	5,373
Receive	461,245	Koninklijke DSM NV	Morgan Stanley Capital Services	6/26/2018	42,008
Receive	399,625	LANXESS	Morgan Stanley Capital Services	6/26/2018	7,554
Receive	150,959	Liberbank	Morgan Stanley Capital Services	6/26/2018	29,522
Receive	523,969	Linde	Morgan Stanley Capital Services	6/26/2018	60,231
Receive	180,143	Mapfre	Morgan Stanley Capital Services	6/26/2018	6,325
Receive	467,984	Moncler	Morgan Stanley Capital Services	6/26/2018	2,752
Receive	108,224	ProSiebenSat.1 Media	Morgan Stanley Capital Services	6/26/2018	6,487
Receive	405,287	Randstad Holding	Morgan Stanley Capital Services	6/26/2018	7,823
Receive	693,880	Siemens	Morgan Stanley Capital Services	6/26/2018	38,495

STATEMENT OF SWAP AGREEMENTS (continued)

Receive	270,350	Societe Generale, Cl. A	Morgan Stanley Capital Services	6/26/2018	(5,165)
OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity	Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	767,048	Telecom Italia SpA/Milano, RNC	Morgan Stanley Capital Services	6/26/2018	(43,825)
Receive	145,422	Tenaris	Morgan Stanley Capital Services	6/26/2018	105
Pay	55,145	Unibail-Rodamco	Morgan Stanley Capital Services	6/26/2018	(3,092)
Pay	207,948	Air Liquide	Morgan Stanley Capital Services	6/26/2018	(33,821)
Pay	132,183	Banco Bilbao Vizcaya Argenta	Morgan Stanley Capital Services	6/26/2018	(5,772)
Pay	481,977	Bankia	Morgan Stanley Capital Services	6/26/2018	(14,431)
Pay	116,326	Brenntag	Morgan Stanley Capital Services	6/26/2018	(4,950)
Pay	445,888	CaixaBank	Morgan Stanley Capital Services	6/26/2018	(15,684)
Pay	739,800	Chr Hansen Holding	Morgan Stanley Capital Services	6/26/2018	(4,085)
Pay	113,887	Deutsche Bank	Morgan Stanley Capital Services	6/26/2018	1,027
Pay	85,279	Glanbia	Morgan Stanley Capital Services	6/26/2018	(1,621)
Pay	287,505	Heidelbergcement	Morgan Stanley Capital Services	6/26/2018	(11,555)
Pay	336,076	Henkel AG & Co KGaA, Pref Share	Morgan Stanley Capital Services	6/26/2018	(28,248)
Pay	183,417	ING Groep	Morgan Stanley Capital Services	6/26/2018	(3,627)
Pay	67,257	Kuehne + Nagel International	Morgan Stanley Capital Services	6/26/2018	1,577
Pay	128,570	Chocoladefabriken Lindt & Spruengli	Morgan Stanley Capital Services	6/26/2018	(4,284)
Pay	59,039	Panalpina Welttransport	Morgan Stanley Capital Services	6/26/2018	(973)
Pay	1,092,813	Svenska Handelsbanken, Cl. A	Morgan Stanley Capital Services	6/26/2018	1,517
Pay	914,965	Swedbank, Cl. A	Morgan Stanley Capital Services	6/26/2018	(24)
Pay	546,498	Telecom Italia SpA/Milano	Morgan Stanley Capital Services	6/26/2018	38,850
Pay	296,940	Unilever	Morgan Stanley Capital Services	6/26/2018	(2,933)
Pay	57,304	Unione di Banche Italiane	Morgan Stanley Capital Services	6/26/2018	991

Gross Unrealized Appreciation					2,370,860
Gross Unrealized Depreciation					(1,784,986)

See notes to financial statements.

OTC Credit Default Swaps

Reference Obligation ($)	Notional Amount[1]	(Pay) Receive Fixed Rate (%)	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
BNP Paribas
Markit iTraxx Europe Senior Financial Index Series 27
6/20/2022†	2,900,000	1.00	98,264	79,761	18,503
Credit Suisse International
Ardagh Packaging Finance
12/20/2022†	500,000	5.00	97,348	89,844	7,504
Ineos Group Holdings
6/20/2022†	500,000	5.00	91,372	73,694	17,678
Virgin Media Finance
12/20/2021†	500,000	5.00	91,781	75,683	16,098
Goldman Sachs International
Markit iTraxx Europe Index Series 26 Sub Finance
12/20/2022†	700,000	1.00	(5,200)	(11,726)	6,526
JP Morgan Chase Bank
Kroger Co.
6/20/2022†	900,000	1.00	6,336	(751)	7,087
Purchased Contracts:[3]
Barclays Bank
Brazilian Government
12/20/2022†	1,700,000	(1.00)	54,851	58,968	(4,117)
Pernod Ricard
6/20/2022†	220,000	(1.00)	(8,159)	(5,977)	(2,182)
Pernod Ricard
6/20/2022†	550,000	(1.00)	(20,395)	(14,370)	(6,025)
Pernod Ricard
6/20/2022†	280,000	(1.00)	(10,383)	(7,384)	(2,999)
Republic of South Africa
12/20/2022†	1,400,000	(1.00)	53,597	49,516	4,081
Republic of South Africa
12/20/2022†	1,100,000	(1.00)	42,111	42,120	(9)

STATEMENT OF SWAP AGREEMENTS (continued)

OTC Credit Default Swaps (continued)

Reference Obligation ($)	Notional Amount[1]	(Pay) Receive Fixed Rate (%)	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[3] (continued)
BNP Paribas
Markit iTraxx Europe Senior Financial Index Series 28
12/20/2022†	2,200,000	(1.00)	(67,122)	(54,186)	(12,936)
Omnicom Group
12/20/2022†	570,000	(1.00)	(17,656)	(16,897)	(759)
Citigroup
Engie
6/20/2022†	1,000,000	(1.00)	(38,811)	(28,211)	(10,600)
IBM Corp.
6/20/2022†	1,100,000	(1.00)	(35,556)	(31,724)	(3,832)
Markit CDX Emerging Markets Series 28
12/20/2022†	2,750,000	(1.00)	92,354	97,408	(5,054)
Credit Suisse International
Ardagh Packaging Finance
12/20/2019†	500,000	(5.00)	(61,151)	(57,018)	(4,133)
Ineos Group Holdings
6/20/2019†	500,000	(5.00)	(46,784)	(36,368)	(10,416)
Virgin Media Finance
12/20/2018†	500,000	(5.00)	(35,346)	(24,680)	(10,666)
Goldman Sachs International
Brazilian Government
12/20/2022†	1,600,000	(1.00)	51,625	55,832	(4,207)
Kohl's
6/20/2022†	1,150,000	(1.00)	37,554	51,368	(13,814)
Markit CDX Emerging Markets Series 28
12/20/2022†	2,750,000	(1.00)	92,354	118,044	(25,690)
Markit iTraxx Europe Index Series 26
12/20/2019†	3,300,000	(1.00)	(73,303)	(40,079)	(33,224)
Royal Bank of Scotland
6/20/2022†	1,000,000	(1.00)	(29,358)	(14,418)	(14,940)
United Mexican States
12/20/2022†	1,600,000	(1.00)	3,609	6,815	(3,206)

OTC Credit Default Swaps (continued)

Reference Obligation ($)	Notional Amount[1]	(Pay) Receive Fixed Rate (%)	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[3] (continued)
Goldman Sachs International (continued)
Verizon Communications
6/20/2022†	1,100,000	(1.00)	(22,473)	(10,410)	(12,063)
Gross Unrealized Appreciation					77,477
Gross Unrealized Depreciation					(180,872)

†  Expiration Date

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF SWAP AGREEMENTS (continued)

Centrally Cleared Credit Default Swaps

Reference Obligation ($)†	Notional Amount [1]	(Pay) Receive Fixed Rate (%)	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Sold Contracts:[2]
BNP Paribas
Markit iTraxx Europe Index Series 27
6/20/2022††	2,800,000	1.00	91,899	71,168	20,731
Citigroup
Markit iTraxx Europe Index Series 27
6/20/2022††	6,400,000	1.00	210,055	75,530	134,525
Credit Suisse International
Markit iTraxx Europe Crossover Index Series 28
12/20/2022††	850,000	5.00	134,606	116,805	17,801
Markit CDX Emerging Markets Series 29
12/20/2022††	2,200,000	1.00	53,390	51,136	2,254
Goldman Sachs International
Markit iTraxx Europe Index Series 26
12/20/2021††	3,300,000	1.00	106,134	35,948	70,186
Markit CDX Emerging Markets Series 28
6/20/2022††	6,900,000	1.00	159,883	118,422	41,461
Markit iTraxx Europe Crossover Index Series 27
6/20/2022††	500,000	5.00	83,007	69,541	13,466
Societe Generale
Markit CDX North America High Yield Index Series 29
12/20/2022††	1,015,000	5.00	91,173	73,972	17,201
Wells Fargo
Markit CDX North America High Yield Index Series 29
12/20/2022††	1,700,000	5.00	152,703	123,124	29,579

Centrally Cleared Credit Default Swaps (continued)

Reference Obligation ($)†	Notional Amount [1]	(Pay) Receive Fixed Rate (%)	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[3]
Bank of America
Markit iTraxx Euro Series 27
6/20/2022††	3,200,000	(1.00)	(105,027)	(66,784)	(38,243)
BNP Paribas
Markit iTraxx Europe Index Series 27
6/20/2022††	2,900,000	(1.00)	(95,182)	(76,737)	(18,445)
Citigroup
Markit iTraxx Europe Series 27
6/20/2027††	1,800,000	(1.00)	(38,173)	16,469	(54,642)
Credit Suisse International
Markit iTraxx Europe Index Series 28
12/20/2022††	850,000	(1.00)	(26,386)	(22,268)	(4,118)
Markit iTraxx Europe Crossover Index Series 28
12/20/2022††	1,450,000	(5.00)	(229,645)	(194,569)	(35,076)
Goldman Sachs International
Markit CDX Emerging Markets Series 28
6/20/2020††	11,700,000	(1.00)	(247,343)	(212,266)	(35,077)
Markit iTRAXX Euro Crossover Series 27
6/20/2022††	500,000	(5.00)	(83,062)	(77,459)	(5,603)
JP Morgan Chase Bank
Markit iTraxx Euro Series 27
6/20/2022††	2,800,000	(1.00)	(91,943)	(87,663)	(4,280)

STATEMENT OF SWAP AGREEMENTS (continued)

Centrally Cleared Credit Default Swaps (continued)

Reference Obligation ($)†	Notional Amount [1]	(Pay) Receive Fixed Rate (%)	Market Value ($)	Upfront Premiums Received (Paid) ($)	Unrealized Appreciation (Depreciation) ($)
Purchased Contracts:[3] (continued)
Societe Generale
Markit CDX North America Investment Grade Index Series 29
12/20/2022††	1,015,000	(1.00)	(24,632)	(20,855)	(3,777)
Gross Unrealized Appreciation				347,204
Gross Unrealized Depreciation				(199,261)

† Clearing House-Chicago Mercantile Exchange

†† Expiration Date

1 The maximum potential amount the fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the swap agreement.

2 If the fund is a seller of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

3 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	87,587,477	90,730,116
Affiliated issuers	177,386,284	177,373,998
Cash		41,734
Cash denominated in foreign currency	4,033,577	4,009,331
Cash collateral held by broker—Note 4		14,418,715
Unrealized appreciation on swap agreements—Note 4		2,448,337
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,756,776
Receivable for investment securities sold		1,283,364
Dividends and interest receivable		1,233,452
Swap premium paid—Note 4		438,368
Receivable from broker for swap agreements—Note 4		111,300
Receivable for shares of Common Stock subscribed		94,602
Receivable for swap variation margin—Note 4		9,862
Prepaid expenses		42,851
		293,992,806
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		313,039
Unrealized depreciation on swap agreements—Note 4		1,965,858
Payable for investment securities purchased		1,894,086
Outstanding options written, at value (premiums received $2,594,139)—Note 4		1,771,572
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		1,398,734
Payable for shares of Common Stock redeemed		60,540
Payable for futures variation margin—Note 4		4,177
Accrued expenses		175,078
		7,583,084
Net Assets ($)		286,409,722
Composition of Net Assets ($):
Paid-in capital		282,237,567
Accumulated investment (loss)—net		(1,988,835)
Accumulated net realized gain (loss) on investments		1,673,637
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap agreements and foreign currency transactions [including ($289,137) net unrealized (depreciation) on futures and $147,943 net unrealized appreciation on centrally cleared swap agreements]		4,487,353
Net Assets ($)		286,409,722

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	344,897	24,761	101,097,559	184,942,505
Shares Outstanding	27,451	2,000	8,007,034	14,645,828
Net Asset Value Per Share ($)	12.56	12.38	12.63	12.63

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Interest (net of $35,479 foreign taxes withheld at source)	4,239,282
Dividends (net of $14,448 foreign taxes withheld at source):
Unaffiliated issuers	349,616
Affiliated issuers	1,394,546
Total Income	5,983,444
Expenses:
Management fee—Note 3(a)	3,653,819
Professional fees	213,764
Registration fees	83,902
Custodian fees—Note 3(c)	64,643
Prospectus and shareholders’ reports	37,161
Directors’ fees and expenses—Note 3(d)	27,598
Loan commitment fees—Note 2	6,494
Shareholder servicing costs—Note 3(c)	2,946
Distribution fees—Note 3(b)	185
Miscellaneous	146,154
Total Expenses	4,236,666
Less—reduction in expenses due to undertaking—Note 3(a)	(84,243)
Less—reduction in fees due to earnings credits—Note 3(c)	(41,675)
Net Expenses	4,110,748
Investment Income—Net	1,872,696
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Unaffiliated issuers	1,649,485
Affiliated issuers	(278)
Net realized gain (loss) on options transactions	(1,924,154)
Net realized gain (loss) on futures	(1,267,106)
Net realized gain (loss) on swap agreements	2,707,659
Net realized gain (loss) on forward foreign currency exchange contracts	(2,202,719)
Net Realized Gain (Loss)	(1,037,113)
Net unrealized appreciation (depreciation) on investments and foreign currency transactions:
Unaffiliated issuers	4,561,128
Affiliated issuers	(12,286)
Net unrealized appreciation (depreciation) on options transactions	279,976
Net unrealized appreciation (depreciation) on futures	(285,955)
Net unrealized appreciation (depreciation) on swap agreements	190,259
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	(100,107)
Net Unrealized Appreciation (Depreciation)	4,633,015
Net Realized and Unrealized Gain (Loss) on Investments	3,595,902
Net Increase in Net Assets Resulting from Operations	5,468,598

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016[a]
Operations ($):
Investment income (loss)—net	1,872,696	(98,136)
Net realized gain (loss) on investments	(1,037,113)	(1,066,812)
Net unrealized appreciation (depreciation) on investments	4,633,015	(145,662)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,468,598	(1,310,610)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	16,000	1,485,666
Class C	-	25,000
Class I	6,156,003	106,336,092
Class Y	51,829,922	188,101,898
Cost of shares redeemed:
Class A	(1,093,977)	(56,757)
Class I	(7,654,956)	(4,764,803)
Class Y	(50,397,752)	(7,730,602)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(1,144,760)	283,396,494
Total Increase (Decrease) in Net Assets	4,323,838	282,085,884
Net Assets ($):
Beginning of Period	282,085,884	-
End of Period	286,409,722	282,085,884
Accumulated investment (loss)—net	(1,988,835)	(912,413)
Capital Share Transactions (Shares):
Class Ab
Shares sold	1,277	119,040
Shares redeemed	(88,296)	(4,570)
Net Increase (Decrease) in Shares Outstanding	(87,019)	114,470
Class C
Shares sold	-	2,000
Net Increase (Decrease) in Shares Outstanding	-	2,000
Class Ib
Shares sold	493,885	8,510,385
Shares redeemed	(612,889)	(384,347)
Net Increase (Decrease) in Shares Outstanding	(119,004)	8,126,038
Class Yb
Shares sold	4,168,786	15,142,666
Shares redeemed	(4,043,533)	(622,091)
Net Increase (Decrease) in Shares Outstanding	125,253	14,520,575

[a]	From December 4, 2015 (commencement of operations) to October 31, 2016.
[b]

During the period ended October 31, 2017, 88,000 Class A shares representing $1,090,320 were exchanged for 87,717 Class I shares, 189,467 Class Y shares representing $2,370,148 were exchanged for 189,531 Class I shares and during the period ended October 31, 2016, 310,268 Class I shares representing $3,843,853 were exchanged for 310,268 Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	12.37	12.50
Investment Operations:
Investment income (loss)—net[b]	.04	(.03)
Net realized and unrealized gain (loss) on investments	.15	(.10)
Total from Investment Operations	.19	(.13)
Net asset value, end of period	12.56	12.37
Total Return (%)[c]	1.54	(1.04)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.71[e]	1.94[f]
Ratio of net expenses to average net assets	1.69[e]	1.75[f]
Ratio of net investment income (loss) to average net assets	.37[e]	(.31)[f]
Portfolio Turnover Rate	326.62	320.11[d]
Net Assets, end of period ($ x 1,000)	345	1,416

a From December 4, 2015 (commencement of operations) to October 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Amount does not included the expense of the underlying money market fund.

f Annualized.

See notes to financial statements.

	Year Ended October 31,
Class C Shares	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	12.28	12.50
Investment Operations:
Investment (loss)—net[b]	(.05)	(.12)
Net realized and unrealized gain (loss) on investments	.15	(.10)
Total from Investment Operations	.10	(.22)
Net asset value, end of period	12.38	12.28
Total Return (%)[c]	.81	(1.76)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.50[e]	2.84[f]
Ratio of net expenses to average net assets	2.46[e]	2.50[f]
Ratio of net investment (loss) to average net assets	(.41)[e]	(1.06)[f]
Portfolio Turnover Rate	326.62	320.11[d]
Net Assets, end of period ($ x 1,000)	25	25

a From December 4, 2015 (commencement of operations) to October 31, 2016.

b Based on average shares outstanding.

c Exclusive of sales charge.

d Not annualized.

e Amount does not included the expense of the underlying money market fund.

f Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	12.39	12.50
Investment Operations:
Investment income (loss)—net[b]	.08	(.01)
Net realized and unrealized gain (loss) on investments	.16	(.10)
Total from Investment Operations	.24	(.11)
Net asset value, end of period	12.63	12.39
Total Return (%)	1.94	(.88)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.45[d]	1.67[e]
Ratio of net expenses to average net assets	1.41[d]	1.50[e]
Ratio of net investment income (loss) to average net assets	.64[d]	(.06)[e]
Portfolio Turnover Rate	326.62	320.11[c]
Net Assets, end of period ($ x 1,000)	101,098	100,694

a From December 4, 2015 (commencement of operations) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Amount does not included the expense of the underlying money market fund.

e Annualized.

See notes to financial statements.

	Year Ended October 31,
Class Y Shares	2017	2016[a]
Per Share Data ($):
Net asset value, beginning of period	12.39	12.50
Investment Operations:
Investment income (loss)—net[b]	.08	(.01)
Net realized and unrealized gain (loss) on investments	.16	(.10)
Total from Investment Operations	.24	(.11)
Net asset value, end of period	12.63	12.39
Total Return (%)	1.94	(.88)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.45[d]	1.63[e]
Ratio of net expenses to average net assets	1.41[d]	1.50[e]
Ratio of net investment income (loss) to average net assets	.64[d]	(.06)[e]
Portfolio Turnover Rate	326.62	320.11[c]
Net Assets, end of period ($ x 1,000)	184,943	179,952

a From December 4, 2015 (commencement of operations) to October 31, 2016.

b Based on average shares outstanding.

c Not annualized.

d Amount does not included the expense of the underlying money market fund.

e Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Absolute Insight Multi-Strategy Fund (the “fund”) under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified open-end management investment company. The fund’s investment objective is to seek total return, consisting of capital appreciation and income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Pareto Investment Management Limited, a subsidiary of Insight Investment Management Limited (“Insight”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 of the outstanding Class A shares, all of the outstanding Class C shares and 7,916,000 Class I shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the

FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), financial futures, options and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by an independent pricing service (the “Service”) approved by the fund’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by the Service. Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

Level 1 - Unadjusted Quoted Prices		Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Asset-Backed	-	4,433,363	-	4,433,363
Commercial Mortgage-Backed	-	2,208,806	-	2,208,806
Corporate Bonds†	-	45,581,236		45,581,236

NOTES TO FINANCIAL STATEMENTS (continued)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Equity Securities – Foreign Common Stocks†	4,854,984	-	-	4,854,984
Equity Securities – Foreign Preferred Stocks†	539,598	-	-	539,598
Foreign Government	-	23,726,121	-	23,726,121
Foreign Investment Companies	4,722,048	-	-	4,722,048
Registered Investment Companies	177,373,998	-	-	177,373,998
Residential Mortgage-Backed	-	3,193,195	-	3,193,195
Other Financial Instruments:
Futures††	286,564	-	-	286,564
Forward Foreign Currency Exchange Contracts††	-	1,756,776	-	1,756,776
Options Purchased	1,105,788	364,975	-	1,470,763
Swaps††	-	2,795,541	-	2,795,541
Liabilities ($)
Other Financial Instruments:
Futures††	(575,701)	-	-	(575,701)
Forward Foreign Currency Exchange Contracts††	-	(1,398,734)	-	(1,398,734)
Options Written	(1,275,374)	(496,198)	-	(1,771,572)
Swaps††	-	(2,165,119)	-	(2,165,119)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2017, Dreyfus Alternative Diversifier Strategies Fund, an affiliate of the fund, held 3,736,321 Class Y shares.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such

NOTES TO FINANCIAL STATEMENTS (continued)

gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the two-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $418,056, undistributed capital gains $650,050, accumulated other losses $226,566 and unrealized appreciation $3,330,615.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, paydown gains and losses, swap periodic payments and passive foreign investment companies, the fund decreased accumulated undistributed investment income-net by $2,949,118 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 1.25% of the value of the fund’s average daily net assets and is payable monthly. The fund invests in other affiliated mutual funds advised by Dreyfus. All fees and expenses of the underlying money market fund are reflected in the underlying money market fund’s net asset value. In addition, Dreyfus has agreed to waive a portion of its management fee equal to the management fee Dreyfus receives from the money market underlying fund with respect to the assets of the fund within underlying money market fund. The reduction in expenses, pursuant to the undertaking, amounted to $84,243 during the period ended October 31, 2017.

Dreyfus has also contractually agreed, from November 1, 2016 through March 1, 2018, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings, acquired fund fees and expenses of the underlying money market fund and extraordinary expenses) do not exceed 1.50% of the value of the fund’s average daily net assets. There was no reimbursement pursuant to the undertaking during the period ended October 31, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Insight, Insight serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus

NOTES TO FINANCIAL STATEMENTS (continued)

separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $185 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $2,034 and $62, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $687 for transfer agency services and $33 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $33.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $64,643 pursuant to the custody agreement. These fees were partially offset by earnings credits of $41,642.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $303,906, Distribution Plan fees $16, Shareholder Services Plan fees $78, custodian fees $12,969, Chief Compliance Officer fees $6,538 and transfer agency fees $112, which are offset against an expense reimbursement currently in effect in the amount of $10,580.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, forward contracts, futures, options transactions and swap agreements, during the period ended October 31, 2017, amounted to $316,238,393 and $322,043,321, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk and interest rate risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment

NOTES TO FINANCIAL STATEMENTS (continued)

for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of the values of equities, interest rates, foreign currencies, credit or as a substitute for an investment. The fund is subject to market risk, interest rate risk, currency risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2017 are set forth in the Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks,

NOTES TO FINANCIAL STATEMENTS (continued)

to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk. At October 31, 2017, there were no outstanding interest rate swaps.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Total return swaps open at October 31, 2017 are set forth in the Statement of Swap Agreements.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the following chart, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at October 31, 2017 are set forth in the Statement of Swap Agreements:

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	136,012	[1,2]	Interest rate risk	(287,283)	[1,3]
Equity risk	3,627,200	[1,2,4]	Equity risk	(3,348,778)	[1,3,4]
Foreign exchange risk	2,113,622	[2,5]	Foreign exchange risk	(1,707,972)	[3,5]
Credit risk	432,810	[2,4]	Credit risk	(567,093)	[3,4]
Gross fair value of derivative contracts	6,309,644			(5,911,126)

Statement of Assets and Liabilities location:
[1]	Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]	Outstanding options written, at value.
[4]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Swap
Agreements. Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[5]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	146,421		(155,528)		-		(30,930)		(40,037)
Equity	(1,413,527)		541,919		-		3,086,730		2,215,122
Foreign exchange	-		(2,287,021)		(2,202,719)		-		(4,489,740)
Credit	-		(23,524)		-		(348,141)		(371,665)
Total	(1,267,106)		(1,924,154)		(2,202,719)		2,707,659		(2,686,320)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(152,146)		(40,136)		-		(12,256)		(204,538)
Equity	(133,809)		291,711		-		37,922		195,824
Foreign exchange	-		50,218		(100,107)		-		(49,889)
Credit	-		(21,817)		-		164,593		142,776
Total	(285,955)		279,976		(100,107)		190,259		84,173

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net unrealized appreciation (depreciation) on futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	286,564	(575,701)
Options	1,470,763	(1,771,572)
Forward contracts	1,756,776	(1,398,734)
Swaps	2,795,541	(2,165,119)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	6,309,644	(5,911,126)
Derivatives not subject to
Master Agreements	(1,780,836)	2,075,551
Total gross amount of assets
and liabilities subject to
Master Agreements	4,528,808	(3,835,575)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Bank of America	1,242,335		(213,496)	(1,028,839)		-
Barclays Bank	320,992		(320,992)	-		-
BNP Paribas	105,566		(33,800)	-		71,766
Citigroup	95,137		(95,137)	-		-
Goldman Sachs International	229,895		(229,895)	-		-
HSBC	1,503,881		(1,033,855)	-		470,026
JP Morgan Chase Bank	623,144		(623,144)	-		-
Morgan Stanley Capital Services	407,829		(193,196)	(30,000)		184,633
Royal Bank of Canada	29		(29)	-		-
Total	4,528,808		(2,743,544)	(1,058,839)		726,425

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Bank of America	(213,496)		213,496	-		-
Barclays Bank	(382,524)		320,992	61,532		-
BNP Paribas	(33,800)		33,800	-		-
Citigroup	(271,938)		95,137	10,000		(166,801)
Goldman Sachs International	(361,872)		229,895	131,977		-
HSBC	(1,033,855)		1,033,855	-		-
JP Morgan Chase Bank	(1,129,448)		623,144	120,000		(386,304)
Morgan Stanley Capital Services	(193,196)		193,196	-		-
Royal Bank of Canada	(215,446)		29	215,417		-
Total	(3,835,575)		2,743,544	538,926		(553,105)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Equity futures	9,492,309
Equity options contracts	1,892,509
Interest rate futures	41,323,326
Interest rate options contracts	43,951
Foreign currency options contracts	361,051
Forward contracts	220,033,018
Credit options contracts	200,561

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2017:

Average Notional Value ($)
Equity total return swap agreements	88,622,833
Interest rate swap agreements	328,505
Credit default swap agreements	70,876,650

At October 31, 2017, the cost of investments for federal income tax purposes was $264,719,170; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $3,495,509, consisting of $3,603,558 gross unrealized appreciation and $108,049 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
BNY Mellon Absolute Insight Multi-Strategy Fund

We have audited the accompanying statement of assets and liabilities, including the statements of investments, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements, of BNY Mellon Absolute Insight Multi-Strategy Fund (the sole series comprising BNY Mellon Absolute Insight Funds, Inc.) (the Fund) as of October 31, 2017, and the related statement of operations for the year then ended, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017 by correspondence with the custodian and others or by other appropriate auditing procedures where replies were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BNY Mellon Absolute Insight Multi-Strategy Fund at October 31, 2017, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the indicated periods in conformity with U.S. generally accepted accounting principles.

New York, New York
December 28, 2017

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on October 30-31, 2017, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Pareto Investment Management Limited (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, a majority of whom are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Subadviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to them at the meeting and in previous presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered Dreyfus’ extensive administrative, accounting and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), for the one-year period ended September 30, 2017, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

financial statements available to Broadridge as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board discussed with representatives of Dreyfus, its affiliates and/or the Subadviser the results of the comparisons and considered that the fund’s total return performance was below the Performance Group and Performance Universe medians for the one-year period shown. Dreyfus also provided a comparison of the fund’s 2016 calendar year total return to the return of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. The Board considered that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

The Dreyfus representatives stated that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until March 1, 2018, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 1.50% of the fund’s average daily net assets.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee to the Subadviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Subadviser and Dreyfus. The Board also took into consideration that the Subadviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to Dreyfus and its affiliates for managing the funds in the Dreyfus fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered on the advice of its counsel the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by Dreyfus and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Dreyfus representatives stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also stated that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Subadviser are adequate and appropriate.

• In evaluating the fund’s performance, the Board considered the short period of the fund’s operations and determined to closely monitor performance.

• The Board concluded that the fees paid to Dreyfus and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged

INFORMATION ABOUT THE RENEWAL OF THE FUND'S MANAGEMENT AGREEMENT (Unaudited) (continued)

to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates and the Subadviser, of Dreyfus and the Subadviser and the services provided to the fund by Dreyfus and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other Dreyfus funds that the Board oversees, during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other Dreyfus funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (2015)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Joni Evans (75)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Chief Executive Officer, www.wowOwow.com, an online community dedicated to women’s conversations and publications (2007-present)

• Principal, Joni Evans Ltd. (publishing) (2006-present)

No. of Portfolios for which Board Member Serves: 21

———————

Joan Gulley (70)

Board Member (2017)

Principal Occupation During Past 5 Years:

• PNC Financial Services Group, Inc.(1993-2014)

• Executive Vice President and Chief Human Resources Officer and Executive Committee Member (2008-2014)

No. of Portfolios for which Board Member Serves: 52

———————

Ehud Houminer (77)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Board of Overseers at the Columbia Business School, Columbia

University (1992-present)

Trustee, Ben Gurion University

Other Public Company Board Memberships During Past 5 Years:

•  Avnet, Inc., an electronics distributor, Director (1993-2012)

No. of Portfolios for which Board Member Serves: 52

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Hans C. Mautner (79)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1978-present)

No. of Portfolios for which Board Member Serves: 21

———————

Robin A. Melvin (54)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Co-chairman, Illinois Mentoring Partnership, non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois; (2014-present; board member since 2013)

• Director, Boisi Family Foundation, a private family foundation that supports youth-serving organizations that promote the self sufficiency of youth from disadvantaged circumstances (1995-2012)

No. of Portfolios for which Board Member Serves: 98

———————

Burton N. Wallack (66)

Board Member (2015)

Principal Occupation During Past 5 Years:

• President and Co-owner of Wallack Management Company, a real estate management company (1987-present)

No. of Portfolios for which Board Member Serves: 21

———————

Benaree Pratt Wiley (71)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

INTERESTED BOARD MEMBER

Gordon J. Davis (76)

Board Member (2015)

Principal Occupation During Past 5 Years:

• Partner in the law firm of Venable LLP (2012-present)

• Partner in the law firm of Dewey & LeBoeuf LLP (1994-2012)

Other Public Company Board Memberships During Past 5 Years:

• Consolidated Edison, Inc., a utility company, Director (1997-2014)

• The Phoenix Companies, Inc., a life insurance company, Director (2000-2014)

No. of Portfolios for which Board Member Serves: 53

Gordon J. Davis is deemed to be an “interested person” (as defined under the Act) of the fund as a result of his affiliation with Venable LLP, which provides legal services to the fund.

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since December 2015.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since December 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2015.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since December 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since December 2015.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since December 2015.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since December 2015.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since December 2015.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2015.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2015.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since December 2015.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2015.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since December 2015.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

NOTES

NOTES

For More Information

BNY Mellon Absolute Insight Multi-Strategy Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Pareto Investment
Management Limited
160 Queen Victoria Street
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: MAJAX Class C: MAJCX Class I: MAJIX Class Y: MAJYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 4012AR1017

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Ehud Houminer, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC”).   Ehud Houminer is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $132,478 in 2016 and $135,790 in 2017.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were (a) of this Item 4 were $6,430 in 2016 and $9,248 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $5,444 in 2016 and $3,168 in 2017.  These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $5 in 2016 and $6 in 2017.  These services included a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $20,423,084 in 2016 and $32,905,415 in 2017.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Absolute Insight Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)